As filed with the Securities and Exchange Commission on December 22, 2003

                                             1933 Act Registration No. 33-36324
                                             1940 Act Registration No. 811-6153

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

        Pre-Effective Amendment No.  --------                     [ ]
        Post-Effective Amendment No. 50                           [X]

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

       Amendment No. 52

Integrity Managed Portfolios
       (Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota  58703
       (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (701) 852-5292 with a copy to:
Robert E. Walstad                           Mark J. Kneedy
President                                   Chapman and Cutler
Integrity Managed Portfolios                111 West Monroe Street
1 North Main                                Chicago, Illinois 60603
Minot, ND 58703
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
      [X] immediately upon filing pursuant to paragraph (b)
      [ ] on (date) pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

    The Facing Sheet

    Part A-Prospectus for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund,
    New Hampshire Municipal Fund and Oklahoma Municipal Fund (the "Funds")

    Part B-Statement of Additional Information for the Funds

    Part C-Other Information

    Signatures

    Exhibits

    Explanatory Note: This Registration Statement contains the Prospectus and Statement of Additional Information for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund, each a series of the Integrity Managed Portfolios, a registered investment company.

    The purpose of this amendment is to add updated financial information and other miscellaneous updates.

                                                             December 22, 2003
INTEGRITY
MANAGED PORTFOLIOS

                         KANSAS MUNICIPAL FUND
                  KANSAS INSURED INTERMEDIATE FUND
                         MAINE MUNICIPAL FUND
                        NEBRASKA MUNICIPAL FUND
                      NEW HAMPSHIRE MUNICIPAL FUND
                        OKLAHOMA MUNICIPAL FUND

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Managed Portfolios listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                             TABLE OF CONTENTS
                                                                    PAGE
Kansas Municipal Fund..............................................  3
Fund Summary.......................................................  3
How the Fund Has Performed.........................................  4
What Are the Fund's Expenses? .....................................  6
Kansas Insured Intermediate Fund...................................  7
Fund Summary.......................................................  7
How the Fund Has Performed.........................................  8
What Are the Fund's Expenses? ..................................... 10
Maine Municipal Fund............................................... 11
Fund Summary....................................................... 11
How the Fund Has Performed......................................... 12
What Are the Fund's Expenses? ..................................... 14
Nebraska Municipal Fund............................................ 15
Fund Summary....................................................... 15
How the Fund Has Performed......................................... 16
What Are the Fund's Expenses? ..................................... 18
New Hampshire Municipal Fund....................................... 19
Fund Summary....................................................... 19
How the Fund Has Performed......................................... 20
What Are the Fund's Expenses? ..................................... 22
Oklahoma Municipal Fund............................................ 23
Fund Summary....................................................... 23
How the Fund Has Performed......................................... 24
What Are the Fund's Expenses? ..................................... 26
Fund Management.................................................... 27
Principal Investment Strategies.................................... 29
How We Select Investments.......................................... 32
Risk Management.................................................... 32
Non-Principal Investment Strategies................................ 34
Principal Risk Factors............................................. 34
The Shares We Offer................................................ 35
How to Reduce Your Sales Charge.................................... 36
How to Buy Shares.................................................. 37
Systematic Investing-The Preauthorized Investment Program.......... 38
Special Services................................................... 39
How to Sell Shares................................................. 40
Systematic Withdrawal Program...................................... 41
Distributions and Taxes............................................ 41
Shareholder Services Plan.......................................... 44
Net Asset Value.................................................... 44
Fund Service Providers............................................. 45
Shareholders Inquiries............................................. 45
Financial Highlights............................................... 45
Appendix-Additional State Information.............................. 52

No person has been authorized in connection with the offering made hereby to give any information or to make any representation other than those contained in this Prospectus and the Statement of Additional Information, and, if given or made, such representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy in any jurisdiction in which such offer or solicitation would be unlawful.

YOUR INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE VALUE OF AN INVESTMENT IN THE FUNDS WILL GO UP AND DOWN, WHICH MEANS INVESTORS COULD LOSE MONEY.

KANSAS MUNICIPAL FUND

                                 FUND SUMMARY
                              INVESTMENT OBJECTIVE

The fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

         PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily Kansas municipal securities that are rated investment grade at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal securities if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 10 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

        PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets. The fund is also non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of the fund in securities of a limited number of issuers exposes the fund to greater market risk and potential monetary losses than if its assets were diversified among securities of a greater number of issuers. In addition, because the fund invests primarily in Kansas municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas municipal securities in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

KANSAS MUNICIPAL FUND

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

                         IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

   *   Earn regular monthly tax-free dividends;
   *   Preserve investment capital over time;
   *   Reduce taxes on investment income;
   * Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   *   Pursue an aggressive, high-growth investment strategy;
   *   Invest through an IRA or 401(k) plan;
   *   Avoid fluctuations in share price;
   *   Avoid alternative minimum tax.


                        How the Fund Has Performed

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five, ten-years and the life of the fund compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirements plans.

Past performance (before and after taxes) is not necessarily an indication of future performance.

KANSAS MUNICIPAL FUND

Annual Total Returns (as of 12/31 each year)1
[bar graph]
1993        12.53%
1994        -6.30%
1995        15.70%
1996         2.95%
1997         5.10%
1998         4.02%
1999         0.33%
2000         8.17%
2001         5.39%
2002         0.51%
------------------------

1   The year to date return on net asset value as of 9/30/03 was 0.58%.

For the periods shown, the highest and lowest quarterly returns were 6.70% and -3.85% for the quarters ending 3-31-95 and 3-31-94, respectively.


The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                     AVERAGE ANNUAL TOTAL RETURNS
             for the Periods Ending December 31, 2002

                           One Year  Five Year  Ten Year    Since Inception(1)

Return before taxes         (3.76)%    2.74%     4.22%          5.14%

Return after taxes on
distributions                0.51%     3.64%     4.64%          N/A(3)

Return after taxes on
distributions and sale
of Fund shares               1.48%     4.30%     4.97%          N/A(3)

Return before taxes
LB Market Benchmark(2)       9.60%     6.06%     6.71%          7.37%
---------------------

(1)   The inception period is from November 15, 1990 to December 31, 2002.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.
(3) This disclosure would be required for funds with less than 10 years of operating history.

The percentage of unrealized capital gains as compared to overall fund assets at July 31, 2003: 1.16%

KANSAS MUNICIPAL FUND

                      WHAT ARE THE FUND'S EXPENSES?
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)(1)
   Maximum Sales Charge (Load) Imposed on Purchases(2) ............... 4.25%
     (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load) .............................. None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends........ None
   Redemption Fees.................................................... None
   Exchange Fee....................................................... None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
   Management Fees.................................................... 0.50%
   Distribution and Service (12b-1) Fees(3) .......................... 0.25%
   Other Expenses(4).................................................. 0.36%
                                                                       -----
   Total Annual Fund Operating Expenses(4)(5)......................... 1.11%
----------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2)   Reduced sales charges apply to purchases of $50,000 or more.  See
      "The Shares We Offer."
(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(4) The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable for the current fiscal year. Effective October 1, 2003, the fund will pay an annual administrative service fee of 0.10% of average daily net assets subject to a minimum of $1500 per month plus out-of-pocket expenses. As a result, the expense information of the fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund. Actual expenses may be higher or lower.
(5) Under the terms of the advisory agreement, the investment adviser has agreed to pay the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses were 0.95% for the fiscal year ended July 31, 2003.


EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year    3 Years    5 Years    10 Years
            ----------------------------------------
             $533      $763       $1,011      $1,719

KANSAS INSURED INTERMEDIATE FUND

                              FUND SUMMARY
                         INVESTMENT OBJECTIVE

The fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

       PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily Kansas municipal securities that are rated investment grade (Aaa/AAA) at the time of purchase by independent ratings agencies. The fund purchases primarily insured municipal securities. The fund may also invest up to 15% of its total assets in municipal securities backed by an escrow or trust account that contains sufficient U.S. Government-backed securities to assure timely payment of interest and principal. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. Under normal market conditions, the expected average dollar weighted maturity of the fund's portfolio is between 3 and 10 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

       PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTMENT IN THE FUND?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets. The fund is also non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of the fund in securities of a limited number of issuers exposes the fund to greater market risk and potential monetary losses than if its assets were diversified among securities of a greater number of issuers. In addition, because the fund invests primarily in Kansas municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas municipal securities in which the fund invests.

KANSAS INSURED INTERMEDIATE FUND

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

                      IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

   *   Earn regular monthly tax-free dividends;
   *   Preserve investment capital over time;
   *   Reduce taxes on investment income;
   * Set aside money systematically for retirement, estate planning or college funding;
   * Prefer insured securities to uninsured securities which may provide a higher income.

You should not invest in this fund if you seek to:
   *   Pursue an aggressive, high-growth investment strategy;
   *   Invest through an IRA or 401(k) plan;
   *   Avoid fluctuations in share price;
   *   Avoid alternative minimum tax.


                       HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five, ten-years and the life of the fund compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirements plans.

Past performance (before and after taxes) is not necessarily an indication of future performance.

KANSAS INSURED INTERMEDIATE FUND

Annual Total Returns (as of 12/31 each year)1
[bar graph]
1993    13.68%
1994    -5.29%
1995    13.36%
1996     3.25%
1997     3.18%
1998     4.68%
1999     1.19%
2000     5.93%
2001     5.80%
2002     1.77%
--------------------

1   The year to date return on net asset value as of 9/30/03 was 2.04%.

For the periods shown, the highest and lowest quarterly returns were 4.81% and -3.85% for the quarters ending 3-31-95 and 3-31-94, respectively.



The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                     AVERAGE ANNUAL TOTAL RETURNS
                  for the Periods Ending December 31, 2002

                        One Year  Five Year   Ten Year   Since Inception(1)

Return before taxes      (1.02)%    3.28%      4.33%          4.29%

Return after taxes on
distributions             1.77%     3.86%      4.56%          N/A(3)

Return after taxes on
distributions and sale
of Fund shares            1.43%     4.17%      4.66%          N/A(3)

Return before taxes
LB Market Benchmark(2)   10.33%     6.07%      2.99%          6.36%
-------------------

(1)   The inception period is from November 23, 1992 to December 31, 2002.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal 7 Year Maturity Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.
(3) This disclosure would be required for funds with less than 10 years of operating history.

The percentage of unrealized capital gains as compared to overall fund assets at July 31, 2003: 2.56%

KANSAS INSURED INTERMEDIATE FUND

                    WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
SHAREHOLDER FEES (fees paid directly from your investment)(1)
   Maximum Sales Charge (Load) Imposed on Purchases(2) .................  2.75%
     (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load) ................................  None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........  None
   Redemption Fees......................................................  None
   Exchange Fee.........................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
   Management Fees......................................................  0.50%
   Other Expenses(3)....................................................  0.54%
                                                                          -----
   Total Annual Fund Operating Expenses(3)(4)...........................  1.04%
----------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2) Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."
(3) The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable for the current fiscal year. Effective October 1, 2003, the fund will pay an annual administrative service fee of 0.10% of average daily net assets subject to a minimum of $1500 per month plus out-of-pocket expenses. As a result, the expense information of the fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund. Actual expenses may be higher or lower.
(4) Under the terms of the advisory agreement, the investment adviser has agreed to pay the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of the fund's average daily net assets on an annual basis. The investment adviser may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses were 0.75% for the fiscal year ended July 31, 2003.


EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year    3 Years    5 Years    10 Years

          $378      $597       $833      $1,511

MAINE MUNICIPAL FUND

                               FUND SUMMARY
                           INVESTMENT OBJECTIVE

The fund seeks a high level of current income exempt from both federal and Maine state income taxes (other than the alternative minimum tax ("AMT")) without assuming undue risk.

       PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily Maine municipal securities (which includes municipal securities of U.S. territories and possessions) that are rated investment grade at the time of purchase by independent rating agencies.
The fund may also buy non-rated debt securities if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 5 and 15 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

       PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets. The fund is also non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of the fund in securities of a limited number of issuers exposes the fund to greater market risk and potential monetary losses than if its assets were diversified among securities of a greater number of issuers. In addition, because the fund invests primarily in Maine municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Maine municipal securities in which the fund invests.
Because the fund may also invest a significant amount of its assets in municipal securities of U.S. territories and possessions (such as Puerto
Rico, U.S. Virgin Islands and Guam), the fund is particularly susceptible to any economic, political or regulatory developments affecting an issuer or issuers of municipal securities in these U.S. territories or possessions in which the fund may invest.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAINE MUNICIPAL FUND

Investing primarily in a single state makes the fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the fund more sensitive to risks specific to such U.S. territories and possessions.

                IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

   *   Earn regular monthly tax-free dividends;
   *   Preserve investment capital over time;
   *   Reduce taxes on investment income;
   * Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   *   Pursue an aggressive, high-growth investment strategy;
   *   Invest through an IRA or 401(k) plan;
   *   Avoid fluctuations in share price;
   *   Avoid alternative minimum tax.


                   HOW THE FUND HAS PERFORMED

On December 19, 2003, the fund acquired the assets of the Maine TaxSaver Bond Fund, a series of the Forum Funds, in exchange solely for shares of the fund and the assumption of the liabilities of the Maine TaxSaver Bond Fund (a "Predecessor Fund"). Forum Investment Advisors, LLC ("FIA") served as investment adviser to the Predecessor Fund. The performance of this Predecessor Fund during which it was a series of another investment company, the Forum Funds, and was advised by FIA is shown below. Subsequent to the acquisition, the fund will be advised by Integrity Money Management, Inc. which may produce different investment results than those achieved by the Predecessor Fund when advised by FIA.

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five and ten years compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirements plans.

Past performance (before and after taxes) is not necessarily an indication of future performance.

Annual Total Returns (as of 12/31 each year)1
[bar graph]
1993     11.12%
1994     -4.19%
1995     15.26%
1996      3.65%
1997      7.26%
1998      5.63%
1999     -1.13%
2000      9.22%
2001      4.08%
2002      6.91%
--------------------

1 The year to date return on net asset value as of 9/30/03 was 2.81%. The performance information provided reflects the performance of the fund's predecessor, the Maine TaxSaver Bond Fund.

For the periods shown, the highest and lowest quarterly returns were 6.36% and -4.15% for the quarters ending 3-31-95 and 3-31-94, respectively.


The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                     AVERAGE ANNUAL TOTAL RETURNS(1)
                  for the Periods Ending December 31, 2002

                           One Year  Five Year  Ten Year

Return before taxes          3.71%     4.25%      5.23%

Return after taxes on
distributions                3.70%     4.22%      5.29%

Return after taxes on
distributions and sale
of Fund shares               3.65%     4.21%      5.18%

Return before taxes
LB Market Benchmark(2)      10.17%     6.12%      6.82%
------------------------
(1) The performance information provided reflects the performance of the fund's predecessor, the Maine TaxSaver Bond Fund.
(2) LB Market Benchmark returns reflect the performance of The Lehman Brothers 10-Year Municipal Bond Index, a market index of investment grade, fixed-rate municipal securities with an average maturity of 10 years. The index is unmanaged and reflects the reinvestment of interest and principal payments.

MAINE MUNICIPAL FUND

                     WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)(1)
   Maximum Sales Charge (Load) Imposed on Purchases(2)..............  4.25%
     (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load) ............................  None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends......  None
   Redemption Fees..................................................  None
   Exchange Fee.....................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
   Management Fees..................................................  0.50%
   Distribution and Service (12b-1) Fees(3) ........................  0.25%
   Other Expenses(4) ...............................................  0.44%
   Total Annual Fund Operating Expenses.............................  1.19%
   Contractual Fee Waivers and Expense Reimbursements(5) ........... (0.24)%
                                                                      -----
   Net Annual Fund Operating Expenses(4)(5).........................  0.95%
------------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2)   Reduced sales charges apply to purchases of $50,000 or more.  See
      "The Shares We Offer."
(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(4) The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable following
      December 19, 2003, the date of the reorganization of the Maine
      TaxSaver Bond Fund with and into the fund. The expense information of the Maine TaxSaver Bond Fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund than the expenses for the prior fiscal year. Actual fees and expenses may be greater or less than those shown.
(5) Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to amount of the management and investment advisory fee payable by the fund to the adviser. In addition, the investment adviser has agreed to waive fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) that exceed 0.95% of the fund's average daily net assets on an annual basis through December 20, 2004.


EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year    3 Years    5 Years   10 Years
          $541      $787       $1,052    $1,807

NEBRASKA MUNICIPAL FUND

                              FUND SUMMARY
                          INVESTMENT OBJECTIVE

The fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Nebraska income tax as is consistent with preservation of capital.

         PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily Nebraska municipal securities that are rated nvestment grade at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal securities if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. Under normal market conditions, the fund's assets will be invested in a portfolio of Nebraska municipal securities which the adviser believes will produce a higher level of current income than a portfolio of Nebraska municipal securities with the highest rating, but that do not present significant credit risk. The expected average dollar weighted maturity of the fund's portfolio is between 10 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

      PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets. The fund is also non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of the fund in securities of a limited number of issuers exposes the fund to greater market risk and potential monetary losses than if its assets were diversified among securities of a greater number of issuers. In addition, because the fund invests primarily in Nebraska municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Nebraska municipal securities in which the fund invests.

NEBRASKA MUNICIPAL FUND

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

   *   Earn regular monthly tax-free dividends;
   *   Preserve investment capital over time;
   *   Reduce taxes on investment income;
   * Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   *   Pursue an aggressive, high-growth investment strategy;
   *   Invest through an IRA or 401(k) plan;
   *   Avoid fluctuations in share price;
   *   Avoid alternative minimum tax.


                        HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five-year and the life of the fund compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirements plans.

Past performance (before and after taxes) is not necessarily an indication of future performance.

NEBRASKA MUNICIPAL FUND

Annual Total Returns (as of 12/31 each year)1
[bar graph]
1994     -4.90%
1995     17.02%
1996      2.48%
1997      6.37%
1998      5.15%
1999     -0.48%
2000      9.81%
2001      6.42%
2002      1.73%
-------------------------

1   The year to date return on net asset value as of 9/30/03 was 0.95%.

For the periods shown, the highest and lowest quarterly returns were 7.74% and -4.95% for the quarters ending 3-31-95 and 3-31-94, respectively.




The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                         AVERAGE ANNUAL TOTAL RETURNS
                 for the Periods Ending December 31, 2002

                        One Year  Five Year  Ten Year    Since Inception(1)

Return before taxes      -2.59%     3.56%     N/A                4.12%

Return after taxes on
distributions             1.73%     4.46%     N/A                4.14%

Return after taxes on
distributions and sale
of Fund shares            2.16%     4.80%     N/A                4.38%

Return before taxes
LB Market Benchmark(2)    9.60%     6.06%     N/A                6.21%
-----------------

(1)   The inception period is from November 17, 1993 to December 31, 2002.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

The percentage of unrealized capital gains as compared to overall fund assets at July 31, 2003: 2.79%

NEBRASKA MUNICIPAL FUND

                        WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
SHAREHOLDER FEES (fees paid directly from your investment)(1)
   Maximum Sales Charge (Load) Imposed on Purchases(2).................  4.25%
     (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load) ...............................  None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........  None
   Redemption Fees.....................................................  None
   Exchange Fee........................................................  None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
   Management Fees.....................................................  0.50%
   Distribution and Service (12b-1) Fees(3) ...........................  0.25%
   Other Expenses(4)...................................................  0.43%
                                                                         -----
   Total Annual Fund Operating Expenses(4)(5)..........................  1.18%
----------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2) Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."
(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(4) The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable for the current fiscal year. Effective October 1, 2003, the fund will pay an annual administrative service fee of 0.10% of average daily net assets subject to a minimum of $1500 per month plus out-of-pocket expenses. As a result, the expense information of the fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund. Actual expenses may be higher or lower.
(5) Under the terms of the advisory contract, the investment adviser has agreed to pay the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required by the advisory or other agreements from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's total annual operating expenses were 0.92% for the fiscal year ended July 31, 2003.


EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year    3 Years    5 Years    10 Years
       $540      $784       $1,046      $1,796

NEW HAMPSHIRE MUNICIPAL FUND

                                     FUND SUMMARY
                                INVESTMENT OBJECTIVE

The fund seeks a high level of current income exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and New Hampshire state interest and dividends tax.

         PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily New Hampshire municipal securities (which includes municipal securities of U.S. territories and possessions) that are rated investment grade at the time of purchase by independent rating agencies. The fund may also buy non-rated debt securities if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 5 and 15 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

         PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets. The fund is also non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of the fund in securities of a limited number of issuers exposes the fund to greater market risk and potential monetary losses than if its assets were diversified among securities of a greater number of issuers. In addition, because the fund invests primarily in New Hampshire municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of New Hampshire municipal securities in which the fund invests. Because the fund may also invest a significant amount of its assets in municipal securities of U.S. territories and possessions (such as Puerto Rico, U.S. Virgin Islands and Guam), the fund is particularly susceptible to any economic, political or regulatory developments affecting an issuer or issuers of municipal securities in these U.S. territories or possessions in which the fund may invest.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEW HAMPSHIRE MUNICIPAL FUND

Investing primarily in a single state makes the fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the fund more sensitive to risks specific to such U.S. territories and possessions.

                     IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

   *   Earn regular monthly tax-free dividends;
   *   Preserve investment capital over time;
   *   Reduce taxes on investment income;
   * Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   *   Pursue an aggressive, high-growth investment strategy;
   *   Invest through an IRA or 401(k) plan;
   *   Avoid fluctuations in share price;
   *   Avoid alternative minimum tax.

                      HOW THE FUND HAS PERFORMED

On December 19, 2003, the fund acquired the assets of the New Hampshire TaxSaver Bond Fund, in exchange solely for shares of the fund and the assumption of the liabilities of the New Hampshire TaxSaver Bond Fund (a "Predecessor Fund"). Forum Investment Advisors, LLC ("FIA") served as investment adviser to the Predecessor Fund. The performance of this Predecessor Fund during which it was a series of another investment company, the Forum Funds, and was advised by FIA is shown below. Subsequent to the acquisition, the fund will be advised by Integrity Money Management, Inc. which may produce different investment results that those achieved by the Predecessor Fund when advised by FIA.

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five and ten years compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirements plans.

Past performance (before and after taxes) is not necessarily an indication of future performance.

Annual Total Returns (as of 12/31 each year)1
[bar graph]
1993     11.86%
1994     -4.59%
1995     14.76%
1996      3.59%
1997      7.63%
1998      6.13%
1999     -1.29%
2000      8.53%
2001      4.19%
2002      6.64%
----------------------
1 The year to date return on net asset value as of 9/30/03 was 2.45%. The performance information provided reflects the performance of the fund's predecessor, the New Hampshire TaxSaver Bond Fund.

For the periods shown, the highest and lowest quarterly returns were 5.76% and -5.10% for the quarters ending 3-31-95 and 3-31-94, respectively.


The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                     AVERAGE ANNUAL TOTAL RETURNS(1)
                  for the Periods Ending December 31, 2002

                           One Year  Five Year  Ten Year

Return before taxes          3.44%     4.15%      5.28%

Return after taxes on
distributions                3.30%     4.12%      5.14%

Return after taxes on
distributions and sale
of Fund shares               3.68%     4.21%      5.18%

Return before taxes
LB Market Benchmark(2)      10.17%     6.12%      6.82%
------------------------
(1) The performance information provided reflects the performance of the fund's predecessor, the New Hampshire TaxSaver Bond Fund.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers 10-Year Municipal Bond Index, a market index of investment grade, fixed-rate municipal securities with an average maturity of 10 years. The index is unmanaged and reflects the reinvestment of interest and principal payments.

NEW HAMPSHIRE MUNICPAL FUND

                      WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
SHAREHOLDER FEES (fees paid directly from your investment)(1)
   Maximum Sales Charge (Load) Imposed on Purchases(2)...............  4.25%
     (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load) .............................  None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......  None
   Redemption Fees...................................................  None
   Exchange Fee......................................................  None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
   Management Fees...................................................  0.50%
   Distribution and Service (12b-1) Fees(3) .........................  0.25%
   Other Expenses(4) ................................................  0.75%
   Total Annual Fund Operating Expenses..............................  1.50%
   Contractual Fee Waivers and Expense Reimbursements(5) ...........  (0.55)%
                                                                       ------
   Net Annual Fund Operating Expenses(4)(5).........................   0.95%
------------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2)   Reduced sales charges apply to purchases of $50,000 or more.  See
      "The Shares We Offer."
(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(4) The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable following the December 19, 2003, the date of the reorganization of the New Hampshire TaxSaver Bond Fund with and into the fund. The expense information of the New Hampshire TaxSaver Bond Fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund than the expenses for the prior fiscal year. Actual fees and expenses may be greater or less than those shown.
(5) Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to amount of the management and investment advisory fee payable by the fund to the adviser. In addition, the investment adviser has agreed to waive fees and pay certain expenses of the fund (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) that exceed 0.95% of the fund's average daily net assets on an annual basis through December 20, 2004.


EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years    5 Years    10 Years
                $571      $879      $1,209      $2,139

OKLAHOMA MUNICIPAL FUND

                                  FUND SUMMARY
                               INVESTMENT OBJECTIVE

The fund seeks to provide its shareholders as high a level of current income exempt from both federal income tax and, to the extent indicated, Oklahoma income tax as is consistent with preservation of capital.

            PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily Oklahoma municipal securities that are rated investment grade at the time of purchase by independent ratings agencies.
The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund may invest up to 20% of its assets in Oklahoma municipal securities which are subject to Oklahoma income tax. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. Under normal market conditions, the fund's assets will be invested in a portfolio of Oklahoma municipal securities which the adviser believes will produce a higher level of current income than a portfolio of Oklahoma municipal securities with the highest rating, but that do not possess significant credit risk. The expected average dollar weighted maturity of the fund's portfolio is between 10 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a security's value, the adviser considers the bond's yield, price, credit quality and future prospects.

The fund may also invest in futures and options on futures for hedging purposes.

          PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated municipal securities carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets. The fund is also non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of the fund in securities of a limited number of issuers exposes the fund to greater market risk and potential monetary losses than if its assets were diversified among securities of a greater number of issuers. In addition, because the fund invests primarily in Oklahoma municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Oklahoma municipal securities in which the fund invests.

OKLAHOMA MUNICIPAL FUND

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

                      IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

   *   Earn regular monthly tax-free dividends;
   *   Preserve investment capital over time;
   *   Reduce taxes on investment income;
   * Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   *   Pursue an aggressive, high-growth investment strategy;
   *   Invest through an IRA or 401(k) plan;
   *   Avoid fluctuations in share price;
   *   Avoid alternative minimum tax.


                         HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five-year and the life of the fund compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirements plans.

Past performance (before and after taxes) is not necessarily an indication of future performance.

OKLAHOMA MUNICIPAL FUND

Annual Total Returns (as of 12/31 each year)1
[bar graph]
1997       8.02%
1998       4.84%
1999      -1.79%
2000       8.09%
2001       6.99%
2002       3.31%
--------------------

1   The year to date return on net asset value as of 9/30/03 was 1.41%.

For the periods shown, the highest and lowest quarterly returns were 4.02% and -1.55% for the quarters ending 12-29-00 and 12-31-99, respectively.


The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                     AVERAGE ANNUAL TOTAL RETURNS
               for the Periods Ending December 31, 2002

                           One Year  Five Year  Ten Year    Since Inception(1)

Return before taxes         (1.08)%    3.33%      N/A            4.29%

Return after taxes on
distributions                3.31%     4.22%      N/A            3.10%

Return after taxes on
distributions and sale
of Fund shares               3.17%     4.67%      N/A            3.26%

Return before taxes
LB Market Benchmark(2)       9.60%     6.06%      N/A            6.85%
-----------------------

(1)   The inception period is from September 25, 1996 to December 31, 2002.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

The percentage of unrealized capital gains as compared to overall fund assets at July 31, 2003: -1.15%

OKLAHOMA MUNICIPAL FUND

                             WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
SHAREHOLDER FEES (fees paid directly from your investment)(1)
   Maximum Sales Charge (Load) Imposed on Purchases(2)................  4.25%
     (as a percentage of offering price)
   Maximum Deferred Sales Charge (Load) ..............................  None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends........  None
   Redemption Fees....................................................  None
   Exchange Fee.......................................................  None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
   Management Fees....................................................  0.50%
   Distribution and Service (12b-1) Fees(3) ..........................  0.25%
   Other Expenses(4)..................................................  0.46%
                                                                        -----
   Total Annual Fund Operating Expenses(4)(5).........................  1.21%
---------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2)   Reduced sales charges apply to purchases of $50,000 or more.  See
      "The Shares We Offer."
(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(4) The percentages shown are estimated expense amounts (reflected as a percentage of average net assets) that are applicable for the current fiscal year. Effective October 1, 2003, the fund will pay an annual administrative service fee of 0.10% of average daily net assets subject to a minimum of $1500 per month plus out-of-pocket expenses. As a result, the expense information of the fund for its prior fiscal year has been restated using the fund's current fees as if they had been in effect during the previous fiscal year. The estimated expenses are expected to be more representative of the ongoing actual expenses of the fund. Actual expenses may be higher or lower.
(5) Under the terms of the advisory agreement, the investment adviser has agreed to pay all expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of the advisory and management fee. The investment adviser and underwriter may also voluntarily waive fees and reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's total annual operating expenses were 0.65% for the fiscal year ended July 31, 2003.


EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year    3 Years    5 Years    10 Years
            $543      $793       $1,062     $1,829

                              FUND MANAGEMENT

The overall management of the business and affairs of the funds is the responsibility of the funds' Board of Trustees. Integrity Money Management, Inc. (formerly known as ND Money Management) ("Integrity"), 1 North Main, Minot, North Dakota 58703, is the investment adviser to the funds. Integrity has been advising mutual funds since 1989 and currently has assets under management of approximately $355 million. Integrity is responsible for selecting and ongoing monitoring of the securities in each fund's portfolio, performing certain evaluations of the funds' portfolio securities, managing the funds' business affairs and providing certain administrative services, office space, equipment and clerical services for managing the funds' investments and effecting their portfolio transactions. Integrity also pays the salaries and fees of all officers and trustees of the funds who are affiliated persons of Integrity. Due to an internal restructuring, Integrity, a wholly-owned subsidiary of Integrity Mutual Funds, Inc., replaced Ranson Capital Corporation, another wholly-owned subsidiary of Integrity Mutual Funds, Inc. as investment adviser to the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund. The change did not result in any change to the personnel, policies or operations used to manage such funds.

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the funds and is primarily responsible for the day-to-day management of each fund's portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the funds. Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc. (formerly known as ND Holdings Inc.), which wholly-owns the funds' investment adviser and underwriter. Mr. Walstad has been president of Integrity, the funds' adviser, since its inception. He has been President of the Integrity Managed
Portfolios directing their management and of the funds' underwriter since January 1996. Integrity Mutual Funds, Inc. is the sponsor of the Integrity family of funds which offered its first fund in 1989 advised by Integrity. In addition to the funds, the Integrity family of funds offers five other open-end funds representing ten portfolios. Mr. Walstad is President of these other Integrity funds and supervises and directs the management of the portfolios of four of these funds.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery was a co-manager of the Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and South Dakota Tax-Free Fund, Inc. and effective in February 2000, the portfolio manager of these funds. From January 1996 until September 2001 and September 2002 to present, he was also the portfolio manager for the Integrity Fund of Funds, Inc. He has also been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003. All portfolio management decisions are subject to periodic review by Mr. Walstad and to quarterly review by the Board of Trustees.

For providing management services, Integrity is paid an annual fund management fee by each fund of 0.50% of the fund's average daily net assets, payable monthly.

For the most recent fiscal year, the funds noted below paid, after expense reimbursements, the following management fees to Ranson Capital Corporation (renamed Integrity Funds Distributor, Inc.) (the predecessor adviser), as a percentage of average net assets:

Kansas Municipal Fund...........................0.50%
Kansas Insured Intermediate Fund................0.21%
Nebraska Municipal Fund.........................0.50%
Oklahoma Municipal Fund.........................0.28%
-----------------------

After fee waivers, the Maine TaxSaver Bond Fund (predecessor to the Maine Municipal Fund) paid an advisory fee of 0.39% of the fund's average daily net assets to its investment adviser, FIA, during its last fiscal year ended March 31, 2003. After fee waivers, the New Hampshire TaxSaver Bond Fund (predecessor to the New Hampshire Municipal Fund) did not pay any advisory fee to its adviser, FIA, for its last fiscal year ended March 31, 2003.

Under the terms of the advisory agreement of each fund (other than the Kansas Insured Intermediate Fund), Integrity has agreed to pay all expenses of the respective fund, including the fund's management and investment advisory fee and the fund's disbursing, administrative and accounting services fee (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of Integrity's advisory and management fee. In addition, Integrity has agreed to waive fees and reimburse certain expenses of the Maine Municipal Fund and the New Hampshire Municipal Fund (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) that exceed 0.95% of the fund's average daily net assets on an annual basis through December 20, 2004. Integrity has also agreed not to raise its management fee with respect to the Maine Municipal Fund or New Hampshire Municipal Fund for a period of two years after the closing of the acquisition of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund or to take or recommend any action during that two year period that would constitute an unfair burden on the Maine Municipal Fund or New Hampshire Municipal Fund. In addition, under the terms of the advisory agreement of the Kansas Insured Intermediate Fund, Integrity has agreed to pay the expenses of such fund (excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of the fund's average daily net assets on an annual basis.

Each fund pays all of its other expenses. These expenses include custodial services; transfer agent, accounting and legal fees; brokerage fees and commissions, if any; service fees; expenses of redemption of shares; insurance premiums; expenses of preparing prospectus and reports to shareholders; interest; bookkeeping; fees for disinterested trustees; taxes; fees for registering fund shares and extraordinary expenses. Integrity may assume additional fund expenses or waive portions of its fee at its discretion. See the Statement of Additional Information for an additional discussion of fund expenses.

                    PRINCIPAL INVESTMENT STRATEGIES
                    SECURITIES THE FUNDS INVEST IN
The fund's respective investment objective and fundamental investment policies may not be changed without shareholder vote. Unless otherwise noted, the funds' investment policies are non-fundamental and may be changed by the funds' Board of Trustees without shareholder approval.

                       MUNICIPAL OBLIGATIONS
The Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund seek, under normal market conditions, to invest all of their respective assets in municipal securities of their respective state. Each of the foregoing funds (other than the Kansas Insured Intermediate Fund) has adopted a fundamental policy that, under normal market conditions, at least 80% of the fund's assets will be invested in municipal securities that pay interest exempt from both federal and the relevant state's income taxes.

Similarly, the Maine Municipal Fund and New Hampshire Municipal Fund have each adopted a fundamental policy that, under normal circumstances, each fund will invest at least 80% of its respective net assets and borrowings in bonds, including municipal securities, the interest from which is exempt from both federal income tax and the income tax of its respective state. With respect to New Hampshire Municipal Fund, the state's income tax refers to the interest and dividends tax of such state. Each of these funds may, however, invest up to 20% of its net assets in securities the interest income on which is subject to Federal income tax or the income tax of its respective state.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions.

States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

The funds may purchase municipal securities that represent lease obligations. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce their risk, the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, and the Oklahoma Municipal Fund will not invest more than 10% (15% in the case of the Nebraska Municipal Fund) in lease obligations. Such funds will also only purchase lease obligations which are rated in the top rating category by independent rating agencies.

Each fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Kansas Municipal Fund, Kansas Insured Intermediate Fund and Nebraska Municipal Fund may not invest more than 15% and the Oklahoma Municipal
Fund may not invest more than 30% of their respective total assets in these territorial municipals. In addition, the Maine Municipal Fund and the New Hampshire Municipal Fund may invest up to 30% of their respective total assets in municipal securities of issuers located in each territory or possession of the United States.

             RATING REQUIREMENTS FOR THE MAINE MUNICIPAL FUND
                    AND NEW HAMPSHIRE MUNICIPAL FUND

The Maine Municipal Fund and the New Hampshire Municipal Fund primarily invest in municipal securities considered to be investment grade. Investment grade securities are rated at the time of purchase in the top four long-term rating categories or the two highest short-term categories by a nationally recognized statistical rating organization ("NRSRO") or are unrated and determined by Integrity to be of comparable quality. If subsequent to the purchase of a municipal security, the ratings are reduced, a fund will not be required to dispose of the securities.

           RATING REQUIREMENTS FOR THE KANSAS MUNICIPAL FUND,
          NEBRASKA MUNICIPAL FUND AND OKLAHOMA MUNICIPAL FUND

The Kansas Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund invest in municipal securities that are rated investment grade at the time of purchase by Moody's Investor Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") or are unrated but judged to be of comparable quality by the funds' investment adviser. The rated municipal securities will fall within the following grades:

   *   for bonds - Aaa, Aa, A and Baa (Moody's) or AAA, AA, A and BBB (S&P)

   *   for notes - M1G-1 and M1G-2 (Moody's) or SP-1 and SP-2 (S&P)

   *   for commercial paper - Prime-1 and Prime-2 (Moody's) or A-1 and A-2
       (S&P)

If subsequent to the purchase of a municipal security, the ratings on such securities are reduced, a fund will not be required to dispose of the securities. In addition, the Kansas Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund will not invest more than 30% of their assets in unrated municipal securities. This is a fundamental policy which may not be changed without shareholder approval.

           RATING AND INSURANCE REQUIREMENTS - FOR THE
               KANSAS INSURED INTERMEDIATE FUND

The Kansas Insured Intermediate Fund primarily purchases insured municipal securities. Under normal market conditions, the Kansas Insured Intermediate Fund will invest at least 95% of its total assets in Kansas municipal securities which are either covered by insurance guaranteeing the timely payment of principal and interest on these securities or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal. This is a fundamental policy that may not be changed without shareholder approval. Each insured municipal security will be covered by insurance applicable to the specific security which may have been obtained either at the time of issuance or subsequently. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

The fund will only purchase insured Kansas municipal securities whose insurers have total assets of at least $75 million, capital and surplus of at least $50 million and whose claims-paying ability is rated: "Aaa" by Moody's, or "AAA" by S&P, Fitch Ratings, or Duff & Phelps at the time of purchase. The Kansas municipal securities covered by the insurance will be rated "Aaa" or "AAA" because of the claims-paying rating of the insurer.
The security's rating may be lower if the rating were based primarily on the credit quality of the issuer without regard to the insurance. There is no percentage limitation on the percentage of the fund's assets that may be invested in Kansas municipal securities insured by any given insurer.

If subsequent to the purchase of an insured municipal security the rating on the claims-paying ability of the insurer or the municipal security is reduced, the fund is not required to dispose of the security.

The Kansas Insured Intermediate Fund may only invest up to 15% of its total assets in Kansas municipal securities (rated Aaa/AAA) that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These securities are generally uninsured and are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                        ALTERNATIVE MINIMUM TAX

Each fund may invest up to 100% of its assets in municipal securities that pay interest subject to the alternative minimum tax ("AMT"). Shares of a fund, therefore, would not ordinarily be suitable for investors subject to AMT.

                          PORTFOLIO MATURITY

The Maine Municipal Fund and New Hampshire Municipal Fund each buy bonds with different maturities in pursuit of their respective investment objective but each expects, under normal market conditions, an investment portfolio with an average dollar weighted maturity between 5 and 15 years. The Kansas Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund buy municipal bonds with different maturities in pursuit of their respective investment objective but each expects, under normal market conditions, an investment portfolio with an average dollar weighted maturity of 10 to 25 years (3 to 10 years with respect to the Kansas Insured Intermediate Fund).

                      HOW WE SELECT INVESTMENTS

Integrity selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Integrity reviews municipal securities available for purchase, monitors the continued creditworthiness of each fund's municipal investments, and analyzes economic, political, and demographic trends affecting the municipal markets. Based on our analysis of this research, we select those municipal obligations that we believe represent the most attractive values.

                       PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that their annual portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and the realization of taxable capital gains. The funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the fund's investment objective. The funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, Integrity generally considers such factors as the bond's yield, the continued creditworthiness of the issuer and prevailing market conditions. Integrity may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet Integrity's investment criteria; a more attractive security is found or funds are needed for another purpose; or Integrity believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a fund's investment policy may lead to frequent changes in investments.

                         RISK MANAGEMENT
                      INVESTMENT LIMITATION

The funds have adopted certain limitations that cannot be changed without shareholder approval and are designed to limit your investment risk. Under these restrictions, each fund may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any "industry." However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects (such as healthcare, electric utilities or mortgage loans). See the Statement of Additional Information for more information regarding the funds' investment policies and restrictions and the risks associated with these policies.

                           HEDGING STRATEGIES

Each fund may also engage in various investment strategies designed to hedge against interest rate changes using financial futures and related options whose prices, in the opinion of the fund's investment adviser, correlate with the values of securities the fund owns or expects to purchase. Each fund may not enter into futures contracts or purchase related options if immediately after the transaction the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceed 5% of the value of the fund's total assets. Similarly, the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if more than one-third of its respective net assets would be hedged immediately after the transaction.

The ability of a fund to benefit from options and futures is largely dependent on Integrity's ability to use such strategies successfully. If Integrity's judgment about the general direction of interest rates or markets is wrong, the overall performance of the fund will be poorer than if no such futures or options had been used. In addition, a fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract.

A fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Use of options may also (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

                          TEMPORARY INVESTMENT STRATEGIES

Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Each fund may therefore invest up to 100% of its assets in short-term high quality taxable fixed income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions. In addition, pending the investment in municipal securities or to avoid liquidating portfolio securities to meet shareholder redemptions, each fund may invest up to 20% of its assets in taxable fixed income securities or cash. The taxable obligations a fund may purchase for temporary liquidity purposes or temporary defensive purposes include: obligations of the U.S. government (its agencies and instrumentalities); debt securities rated within the two highest grades (the highest grade with respect to the Kansas Insured Intermediate Fund) by independent rating agencies; commercial paper; certificates of deposit; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds. During these periods, a fund may not be able to achieve its investment objective. For more detailed information on eligible short-term investments, see the Statement of Additional Information.

                        NON-PRINCIPAL INVESTMENT STRATEGIES
                           DELAYED DELIVERY SECURITIES

As a non-principal investment strategy, each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date. In addition, each fund is required to set aside cash or liquid high-grade debt securities to satisfy its commitments to buy when-issued or delayed-delivery securities. While these assets are set aside, the cash and securities are not available to make additional investments or for trading. There is no percentage limitation on the total assets of the funds which may be invested in these forward commitments.

                            PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

GENERAL RISK: Each fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a fund will achieve its investment objective. An investment in a fund is not by itself a complete or balanced investment program.

INTEREST RATE RISK: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

CREDIT RISK: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

CONCENTRATION RISK: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix-Additional State Information."

In addition, each fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities and education. Each fund therefore bears the risk that economic, political or regulatory developments could adversely affect these industries and therefore the value of a fund's portfolio.

NON-DIVERSIFICATION RISK: each fund is a non-diversified fund and as such, each fund may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the fund's assets may be invested in the municipal securities of a limited number of issuers, the fund is exposed to greater market risk as its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

In addition, because of the relatively small number of issuers of municipal securities in the respective state, the funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. The funds are therefore subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each fund also may invest in the securities of issuers of municipal securities in U.S. territories and possessions. Because of the relatively smaller size of issuances of municipal securities in Maine and New Hampshire, the Maine Municipal Fund and New Hampshire Municipal Fund may invest a higher percentage of their respective assets in the municipal securities of U.S. territories or possessions. The funds are therefore more susceptible to economic, political or regulatory developments that could adversely affect issuers in a U.S. territory or possession and therefore the value of the funds' portfolios.

INCOME RISK: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from the new share sales or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

INFLATION RISK: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

                           THE SHARES WE OFFER

You can buy shares at the offering price, which is the net asset value per share plus an up-front sales charge. Each fund (other than the Kansas Insured Intermediate Fund) has adopted a plan under Rule 12b-1 that allows the fund to pay for the expenses of the distribution of its shares and for services provided to shareholders. Under each plan, the respective fund will pay an annual Rule 12b-1 fee of 0.25% of its average daily net assets. Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (the "Distributor") retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Shareholder Services Plan" for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the funds, except the Kansas Insured Intermediate Fund, are as follows:

                                                                                                       Authorized Dealer
                                      Sales Charge as % of          Sales Charge as % of Net           Commission as % of
       Amount of Purchase            Public Offering Price               Amount Invested              Public Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            4.25%                            4.44%                              3.60%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               3.75%                            3.90%                              3.15%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.25%                            3.36%                              2.75%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.50%                            2.56%                              2.00%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            1.50%                            1.52%                              1.40%
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                          0.75%                            0.76%                              0.70%
-----------------------------------------------------------------------------------------------------------------------------

The following up-front sales charges and commissions apply to The Kansas Insured Intermediate Fund:
                                                                                                       Authorized Dealer
                                      Sales Charge as % of          Sales Charge as % of Net           Commission as % of
      Amount of Purchase             Public Offering Price               Amount Invested              Public Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            2.75%                            2.85%                              2.50%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               2.25%                            2.30%                              2.00%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              1.75%                            1.78%                              1.50%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              1.25%                            1.27%                              1.10%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            0.75%                            0.76%                              0.65%
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                          0.25%                            0.25%                              0.25%
-----------------------------------------------------------------------------------------------------------------------------

                      HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on fund shares:

SALES CHARGE REDUCTIONS                           SALES CHARGE WAIVERS
*  Rights of accumulation                         *  Purchases using redemptions from unrelated funds
                                                     (subject to certain restrictions)

*  Letter of intent                               *  Officers and trustees of the funds, subsidiaries of Integrity and the Distributor, employees of Integrity and the Distributor
*  Group purchase                                    and certain members of their families

                                                  *  Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions


                                                  *  Any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients

                                                  *  Reinvestments of distributions from certain unit investment trusts formerly sponsored by the Distributor into the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, and the Nebraska Municipal Fund

                                                  *  Purchases of the Kansas Insured Intermediate Fund using redemption proceeds from the Kansas Municipal Fund

                                                  *  Purchases of the Kansas Municipal Fund using redemption proceeds of the
                                                     Kansas Insured Intermediate Fund (subject to a reduced sales load)

Financial institutions may also purchase shares of the Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a front-end sales charge of 0.75% of the public offering price (0.76% of the net amount invested). The dealer commission on such purchases is 0.70% of the public offering price. Financial institutions which purchase shares of the fund for accounts of their customers may impose separate charges on these customers for account services.

In addition, investors who concurrently purchase shares of the Kansas Municipal Fund and Kansas Insured Intermediate Fund will be charged the sales load applicable to the aggregate dollar value of the combined purchases.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

                           HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 3 p.m., Central Time. Generally, the Exchange is closed on weekends, national holidays and Good Friday.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call (800) 276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers and they may charge you additional service fees. If you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m. Central Time), you will receive that day's net asset value. Dealers are obligated to transmit orders promptly. See "Minimum Investments and Share Price" for a discussion of how shares are priced.

Purchase requests should be addressed to the authorized dealer or agent from which you received this Prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase or redemption of shares up to $100,000. It is the broker's or dealer's responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Checks should be made payable to the name of the applicable fund. The funds' transfer agent will charge a $15.00 fee against a shareholder's systematic investment for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the fund as a result.

Share certificates will only be issued by written request to the funds' transfer agent, except as noted. The Maine Municipal Fund, the New Hampshire Municipal Fund and the Oklahoma Municipal Fund will not issue share certificates.

                   MINIMUM INVESTMENTS AND SHARE PRICE

You may open an account with $1,000 ($50 for the automatic investment program) and make additional investments at any time with as little as $50. The funds may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the fund receives your order. You will receive the share price next determined after the fund has received your order. If you place your order by contacting the fund directly, your order must be received by the fund prior to the close of trading of the New York Stock Exchange (normally 3:00 p.m., Central Time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the fund receives such order prior to the close of business of the fund (normally 5:00 p.m., Central Time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.


         SYSTEMATIC INVESTING-THE PREAUTHORIZED INVESTMENT PROGRAM

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call Integrity Fund Services, Inc. (formerly known as ND Resources, Inc.) ("Integrity Fund Services") at (800) 601-5593 for appropriate forms.

With the Preauthorized Investment Program, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit union account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same bank, savings and loan or credit union account for both

Preauthorized Investment Program and wire redemption programs. Fund shares purchased by the Preauthorized Investment Program must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, the funds' transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The funds may terminate or modify this privilege at any time and may immediately terminate a shareholder's monothematic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

                            SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                           EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for shares of any mutual fund underwritten by the Distributor at net asset value, subject to the following conditions:

   (1) When exchanging into shares of a fund which imposes a contingent deferred sales charge ("CDSC"), no CDSC will be imposed upon redemption of the newly acquired shares.

   (2) Shares must be held for at least six months prior to exchange when exchanging into a higher-load fund, subject to the following. Shareholders of the Kansas Insured Intermediate Fund must pay a sales charge equal to the difference between the sales charge set forth under "The Shares We Offer" of the higher-load fund, and the sales charge originally paid with respect to the exchanged shares.

   (3) When exchanging into another single-state municipal fund, the shareholder must be a resident of that state or any other state in which the fund is registered.

Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and be available in your state. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege on 60 days' written notice, limit the amount or number of exchanges or reject any exchange. A shareholder considering an exchange should obtain and read the prospectus of the fund to be acquired and consider the differences between it and the fund whose shares he owns before making an exchange. For additional information on how to exercise the exchange privilege, call Integrity Fund Services at (800) 601-5593.

                         REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the fund. The funds may modify or terminate this privilege at any time.

                           HOW TO SELL SHARES

You may sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after the fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price.

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Integrity Fund Services, P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such dealers or agents may place a telephone order with Integrity Fund Services for the sale of shares up to $100,000. It is the broker's or dealer's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined net asset value.

To properly complete your redemption request, your request must include the following information:

   *   The fund's name;

   *   Your name and account number;

   *   The dollar or share amount you wish to redeem;

   *   The signature of each owner exactly as it appears on the account;

   * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

   * The address where you want your redemption proceeds sent (if other than the address of record);

   * Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

   *   Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the funds reserve the right to liquidate your account upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The funds also reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities, or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A fund may also suspend the right of redemption under the following unusual circumstances:

   * when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;

   * when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable as determined by the SEC; or

   * during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

                         SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your fund account is at least $5,000, you may request to have any requested dollar amount withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or annually. You should receive such designated amounts approximately the first of each month. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the fund's systematic
withdrawal plan.    To participate in this program, shares may not be in
certificated form. You may terminate participation in the program at any time. The funds may terminate or modify this program upon thirty days' notice.

                          DISTRIBUTIONS AND TAXES

The funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a fund consists of all interest income earned on portfolio securities less expenses. The funds will pay dividends from the net income monthly and any dividends from realized short-term or long-term capital gains, if any, at or around year end of the funds' fiscal year. These policies are non-fundamental and may be modified by the funds at any time.

                           REINVESTMENT OPTIONS

The funds automatically reinvest your monthly dividends and capital gains distributions in additional fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

The funds will send a check to investors selecting to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). Checks to be sent to an investor's bank should include a voided check. For further information, contact Integrity Fund Services at
(800) 601-5593.

                           TAXES AND TAX REPORTING

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. For information regarding certain state tax consequences of a fund investment, see Appendix-Additional State Information. As with any investment, you should consult your own tax professional about your particular consequences.

Each fund generally intends to operate in a manner such that it will not be subject to any federal income or excise taxes on its net investment income (including short-term capital gains) and net long-term capital gains.

Because the funds generally invest in municipal securities from a specific state, each fund's regular monthly dividends payable from the net tax-exempt interest earned from these municipal securities will generally be exempt from regular federal income tax and the income tax of the respective state. These dividends, however, may be subject to the federal's alternative minimum tax
(AMT). Income exempt from federal tax may be subject to state and local tax. In addition, if you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by a fund, you may have to pay federal income tax on your pro rata share of the net income generated from these securities. Ownership of shares in a fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their shares.

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. To the extent the funds engage in hedging transactions in futures contracts and options thereon, the funds may earn capital gains or losses. The fund's distributions of these amounts are taxed as ordinary income or capital gains. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, if you receive an exempt interest dividend from your fund and sell your shares at a loss after holding them for six months or less, the loss will be disallowed to the extent of the amount of the exempt interest dividend. Further, if you receive a capital gain dividend from your fund and sell your shares at a loss after holding them for six months or less, the loss (to the extent not disallowed as described in the prior sentence) will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The funds' dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income. The tax status of your distributions from your fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.

Distributions of the fund's interest income on certain private activity bonds are an item of tax preference for purposes of the federal AMT applicable to individuals and corporations. Distributions of net income from tax-exempt obligations are included in "adjusted current earnings" of corporations for federal AMT purposes. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of fund securities when you redeem shares or when your fund terminates. This distribution is subject to taxation and you will recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Internal Revenue Service (IRS), you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the IRS notifies the fund to withhold, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

             BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                     SHAREHOLDER SERVICES PLAN

Integrity Funds Distributor, Inc. serves as the Distributor of the funds' shares. In this capacity, the Distributor manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to pay for some of the costs of distributing its shares and for providing services to shareholders, each fund (other than the Kansas Insured
Intermediate Fund) has adopted a shareholder services plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940, that allows the fund to pay the Distributor, 0.25% of the average daily net assets of the fund. The Distributor, in turn, may use this fee to pay authorized dealers, including itself, banks, savings and loan associations and their associated broker-dealers an annual service fee of up to 0.25% of the average daily net assets of the shares held in their customer accounts for providing administrative and shareholder services. To be eligible for the service fee, dealers or other service organizations must have been servicing the accounts for at least one year. The services provided may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents and providing other personal services to shareholders. The Distributor may also use some or all of this 12b-1 fee for its expenses of distribution of a fund's shares.

                              NET ASSET VALUE

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 3:00 p.m. Central Time) on each day the New York Stock Exchange is open for business.

Net asset value is calculated by taking the total value of the fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. When market quotations are not readily available (which is usually the case for municipal securities), Integrity establishes the fair market value pursuant to procedures established by the Board of Trustees. In establishing fair value, Integrity considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. Integrity may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Integrity and its valuations are reviewed by the officers of the funds under the general supervision of the Board of Trustees and periodically by the Board. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Trustees or its delegate. If an event were to occur, after the value of an instrument was established but before net asset value per share was determined, which would likely materially change the net asset value, then the instrument would be valued using fair value considerations by the Board of Trustees or its delegate.

                            FUND SERVICE PROVIDERS

The custodian of the assets of the funds is Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479. Integrity Fund Services, Inc., a wholly-owned subsidiary of Integrity Mutual Funds, Inc., is the funds' transfer agent. As transfer agent, Integrity Fund Services performs bookkeeping, data processing, accounting and other administrative services for the operation of the funds and the maintenance of shareholder accounts.

                           SHAREHOLDER INQUIRIES

All inquiries regarding the funds should be directed to Integrity Mutual Funds, Inc. at 1 North Main, Minot, ND 58703 or call (800) 276-1262.

All inquiries regarding account information should be directed to Integrity Fund Services at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information below for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund has been audited by Brady, Martz & Associates, P.C., whose report, along with such fund's audited financial statements are included in the annual report. Further information about a fund's performance is contained in such fund's latest annual shareholder report. The Maine Municipal Fund and the New Hampshire Municipal Fund acquired the assets of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, respectively, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 19, 2003. The Maine Municipal Fund and the New Hampshire Municipal Fund had nominal assets prior to the date of the acquisition. Consequently, the information for the Maine Municipal Fund and the New Hampshire Municipal Fund prior to the acquisition date represents the financial history of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, respectively, each a series of the Forum Funds. This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver
Bond Fund are included in such funds' annual report dated March 31, 2003, which is available upon request without charge. You may obtain a free copy of the respective fund's latest annual shareholder report upon request from the fund.

KANSAS MUNICIPAL FUND

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $  11.78         $  11.92         $  11.58         $  11.98         $  12.15
                                           ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................  $    .51         $    .55         $    .58         $    .59         $   .58
    Net realized and unrealized gain
   (loss) on investment and futures
    transactions...........................      (.59)            (.14)             .34             (.40)           (.17)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations..............  $   (.08)        $    .41         $    .92         $    .19         $   .41
                                           ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income..  $   (.51)        $   (.55)        $   (.58)        $   (.59)        $  (.58)
     Distributions from net capital
     gains.................................       .00              .00              .00              .00             .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................  $   (.51)        $   (.55)        $   (.58)        $   (.59)        $  (.58)
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............  $  11.19         $  11.78         $  11.92         $  11.58         $ 11.98
                                           ==================================================================================
TOTAL RETURN...............................     (0.75%)(A)        3.48%(A)         8.13%(A)         1.69%(A)        3.44%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) .......................  $  88,850        $  98,992        $ 103,806        $ 103,555        $ 115,882
     Ratio of net expenses (after
     expense assumption) to
     average net assets....................      0.95%(B)         0.95%(B)         0.95%(B)         0.95%(B)       0.95%(B)
     Ratio of net investment
     income to average net assets..........      4.39%            4.61%            4.94%            5.07%          4.80%
     Portfolio turnover rate...............     23.78%            5.74%           10.28%            8.21%         13.54%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Ranson Capital Corporation assumed/waived expenses of $52,479, $22,656, $37,939, $38,581, and $23,429, respectively. If the expenses had not been assumed/ waived, the annualized ratios of total expenses to average net assets would have been 1.01%, 0.97%, 0.99%, 0.99%, and 0.97%, respectively.

KANSAS INSURED INTERMEDIATE FUND

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $  11.91         $  11.93         $  11.69         $  11.98        $  12.07
                                           ----------------------------------------------------------------------------------
Income from Investment Operations:
    Net investment income..................   $    .46         $    .50         $    .53         $    .54        $    .53
    Net realized and unrealized gain
    (loss) on investment and futures
    transactions...........................       (.31)            (.02)             .24             (.29)           (.09)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations..............   $    .15         $    .48         $    .77         $    .25        $    .44
                                           ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment
     income................................   $   (.46)        $   (.50)        $   (.53)        $   (.54)       $   (.53)
     Distributions from net capital gains..        .00              .00              .00              .00             .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................   $   (.46)        $   (.50)        $   (.53)        $   (.54)       $   (.53)
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............   $  11.60         $  11.91         $  11.93         $  11.69        $  11.98
                                           ==================================================================================
Total Return...............................       1.26%(A)         4.12%(A)         6.73%(A)          2.15%(A)       3.70%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     thousands) ...........................   $  18,477        $  18,633        $  18,728        $  19,028       $  21,333
     Ratio of net expenses (after
     expense assumption) to average
     net assets............................       0.75%(B)         0.75%(B)         0.75%(B)          0.75%(B)       0.75%(B)
     Ratio of net investment income to
     average net assets....................       3.89%            4.20%            4.49%             4.58%          4.39%
     Portfolio turnover rate...............      26.23%            9.04%           18.49%            11.07%         16.34%

(A)  Excludes maximum sales charge of 2.75%.
(B)  During the periods indicated above, Integrity Mutual Funds, Inc. or
     Ranson Capital Corporation assumed/waived expenses of $36,281, $30,501, $31,627, $30,414, and $29,229, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 0.94%, 0.91%, 0.92%, 0.90%, and 0.89%, respectively.

MAINE TAX SAVER BOND FUND (PREDECESSOR TO THE MAINE MUNICIPAL FUND)

                                                       YEARS ENDED MARCH 31,
                                              ---------------------------------------
                                              2003    2002     2001      2000    1999
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share          $10.97  $11.06   $10.62    $11.07  $11.05
                                              ----------------------------------------
Investment Operations:
   Net investment income                       0.39    0.42     0.46      0.48    0.49
   Net realized and unrealized gain (loss)
    on investments                             0.38   (0.09)    0.44     (0.44)   0.07
                                              ----------------------------------------
Total from Investment Operations               0.77    0.33     0.90      0.04    0.56
                                              ----------------------------------------
Less Distributions:
   From net investment income                 (0.39)  (0.42)   (0.46)    (0.48)  (0.49)
   From net realized capital gain                 -(c)    -        -     (0.01)  (0.05)
                                              ----------------------------------------
Total Distributions                           (0.39)  (0.42)   (0.46)    (0.49)  (0.54)
                                              ----------------------------------------
Ending Net Asset Value Per Share             $11.35  $10.97   $11.06    $10.62  $11.07
                                              ========================================
OTHER INFORMATION
Ratios to Average Net Assets:
   Net expenses                                0.95%   0.95%    0.84%     0.60%   0.60%
   Gross expenses(a)                           1.22%   1.32%    1.37%     1.31%   1.32%
   Net investment income                       3.49%   3.82%    4.28%     4.50%   4.42%
Total Return(b)                                7.16%   3.06%    8.69%     0.43%   5.19%
Portfolio Turnover Rate                          26%     13%      19%       23%      29%
Net Assets at End of Period (in thousands)  $37,847 $38,033  $33,422   $31,938  $32,659
-----------------------

(a) Reflects expense ratio in the absence of fee waivers and expense reimbursements.
(b)   Does not include sales charges.
(c)   Less than $0.01 per share.

NEBRASKA MUNICIPAL FUND

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $   11.17        $   11.23        $   10.71        $   11.01       $   11.13
                                           ----------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.................  $     .47        $     .51        $     .53        $     .54       $     .54
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions..........................       (.55)            (.06)             .52             (.30)           (.12)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From Investment
        Operations.........................  $    (.08)       $     .45        $    1.05        $     .24       $     .42
                                           ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income..  $    (.47)       $    (.51)       $    (.53)       $    (.54)      $    (.54)
     Distributions from net capital gains..        .00              .00              .00              .00             .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................  $    (.47)       $    (.51)       $    (.53)       $    (.54)      $    (.54)

NET ASSET VALUE, END OF PERIOD.............  $   10.62        $   11.17        $   11.23        $   10.71       $   11.01

Total Return...............................      (0.81)%(A)        4.06%(A)        10.02%(A)         2.28%(A)        3.82%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) .......................  $  36,718        $  37,273        $  38,558        $  38,171       $  41,943
     Ratio of net expenses (after expense
     assumption) to average net assets.....       0.92%(B)         0.82%(B)         0.78%(B)         0.75%(B)        0.70%(B)
     Ratio of net investment income to
     average net assets....................       4.24%            4.52%            4.82%            5.02%           4.83%
     Portfolio turnover rate...............       9.48%           13.08%           16.89%           11.42%          12.58%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Ranson Capital Corporation assumed/waived expenses of $62,679, $99,292, $113,493, $124,718, and $119,949, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.08%, 1.08%, 1.08%, 1.07%, and 1.10%, respectively.

New Hampshire Tax Saver Bond Fund (predecessor to the New Hampshire
Municipal Fund)
                                                       YEARS ENDED MARCH 31,
                                             ---------------------------------------
                                             2003     2002     2001     2000    1999
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share         $10.65   $10.74   $10.33   $10.80  $10.73
                                             ---------------------------------------
Investment Operations:
   Net investment income                      0.40     0.42     0.44     0.47    0.46
   Net realized and unrealized gain (loss)
   on investments                             0.30    (0.09)    0.41    (0.47)   0.13
                                             ---------------------------------------
Total from Investment Operations              0.70     0.33     0.85        -    0.59
                                             ---------------------------------------
Less Distributions:
From net investment income                   (0.40)   (0.42)   (0.44)   (0.47)  (0.46)
From net realized capital gain               (0.07)    -(c)      -        -(c)  (0.06)
                                             ---------------------------------------
Total Distributions                          (0.47)   (0.42)   (0.44)   (0.47)  (0.52)
                                             ---------------------------------------
Ending Net Asset Value Per Share            $10.88   $10.65   $10.74   $10.33  $10.80
                                             ========================================
OTHER INFORMATION
Ratios to Average Net Assets:
   Net expenses                               0.95%    0.95%    0.84%    0.60%   0.60%
   Gross expenses(a)                          2.03%    1.86%    1.82%    1.59%   1.53%
   Net investment income                      3.71%    3.88%    4.18%    4.46%   4.28%
Total Return(b)                               6.65%    3.11%    8.41%    0.03%   5.61%
Portfolio Turnover Rate                         20%      21%      24%      19%     42%
Net Assets at End of Period (in thousands) $10,198  $11,843  $12,626  $11,644 $15,227
-------------------------

(a) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.
(b)   Total return calculations do not include sales charge.
(c)   Less than $0.01 per share.

OKLAHOMA MUNICIPAL FUND

                                               For The          For The          For The          For The          For The
                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                           July 31, 2003    July 31, 2002    July 31, 2001    July 31, 2000    July 30, 1999
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $   11.54        $   11.47        $   10.99        $   11.61       $   11.68
                                           ----------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.................  $     .49        $     .55        $     .57        $     .57       $     .56
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions..........................       (.45)             .07              .48             (.59)           (.07)
                                           ----------------------------------------------------------------------------------
        Total Income (Loss) From Investment
        Operations.........................  $     .04        $     .62        $    1.05       $     (.02)      $     .49
                                           ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income..  $    (.49)       $    (.55)       $    (.57)      $     (.57)      $    (.56)
     Distributions from net capital gains..        .00              .00              .00             (.03)            .00
                                           ----------------------------------------------------------------------------------
        Total Distributions................  $    (.49)       $    (.55)       $    (.57)      $     (.60)      $    (.56)
                                           ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............  $   11.09        $   11.54        $   11.47       $    10.99       $   11.61
                                           ==================================================================================
Total Return...............................       0.28%(A)         5.46%(A)         9.78%(A)        (0.12%)(A)       4.25%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) ........................  $  31,799       $  21,995        $  18,131       $  15,862        $  16,135
     Ratio of net expenses (after expense
     assumption) to average net assets            0.65%(B)          .51%(B)         0.43%(B)         0.44%(B)        0.36%(B)
     Ratio of net investment income to
     average net assets.....................     4.21%             4.69%            5.06%            5.08%           4.74%
     Portfolio turnover rate................     9.39%            15.77%           12.24%           20.89%          32.09%

(A) Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Ranson Capital Corporation assumed/waived expenses of $124,432, $137,514, $133,456, $127,129, and $133,089, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.11%, 1.19%, 1.23%, 1.22%, and 1.23%, respectively.

                     APPENDIX-ADDITIONAL STATE INFORMATION

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The treatment of certain dividends from each fund under particular state taxes is discussed below. It should be noted that this treatment may change if a fund ever fails to qualify as a regulated investment company for federal income tax purposes. This discussion is based on state laws as enacted and construed on the date of this prospectus, and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below, and fund shares and fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a fund, if the fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisers with respect to all state and local tax issues related to the ownership of shares in a fund and the receipt of distributions from a fund.

KANSAS

Kansas's economy is primarily based on agriculture, particularly crop and livestock production. Kansas, a largely rural state with a population of 2.6 million, experienced flat job growth in 2002 as Kansas experiences a sluggish recovery, with a slight decrease in job growth in 2003. There was a decrease in non-farm employment by 0.5% from July 2002 to July 2003. The greatest decline in employment was in the manufacturing sector, which decreased by 2.89%. The greatest increase in employment was in the educational and health services sector which had an increase of 1.7%. Kansas' unemployment rate as of July 2003 was 5.0%. Personal income grew 2.5% in 2002 and is expected to grow by 3.9% in 2003. These rates are down from the 5.2% increase in personal income during 2000, but are still in a range that will mean real personal income increases for Kansas. The State of Kansas has no general obligation debt rating. However, it seeks an underlying rating on specific issues of at least AA+ from Standard & Poor's and Aa1 from Moody's.

TAX TREATMENT

Exempt interest dividends from the Kansas Municipal Fund and Kansas Insured Intermediate Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987, (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries and corporations (other than insurance companies, banks, trust companies and savings and loan associations). Distributions from the Kansas Municipal Fund and Kansas Insured Intermediate Fund, including exempt interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies and on banks, trust companies and savings and loan associations, when received by shareholders subject to such taxes.

MAINE

Maine's economy is based in large part on its natural resources -fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of the state's greatest impediments to faster economic growth is slow population gains. From June 2001 to mid-year 2002, the state's population increased from 1,286,670 to

1,294,464. Non-farm employment in Maine decreased .5% to 6,142,000 from July 2002 to July 2003. Manufacturing employment saw a large 7.0% decline from 673,000 jobs to 626,000. Maine's unemployment rate as of July 2003 was at 4.9% while non-farm employment was 6,142,000. Job creation is expected to be supported through continued economic expansion while being restrained by the continuation of minimal population growth statewide and tight labor market conditions in southern Maine. Maine's per capita income increased by 4.9% in 2002 to $27,744 approximately 89.7% of the nation's per capita income. Maine's general obligation bonds are rated Aa2 by Moody's, AA+ by Standard & Poor's and AA+ by Fitch.

TAX TREATMENT

Exempt interest dividends from the Maine Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from interest on (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates and corporations. However, dividends taken into account in determining a taxpayer's federal alternative minimum tax liability may also be taken into account in determining the taxpayer's state minimum tax imposed by the State of Maine. Shares of the Maine Municipal Fund and dividends from the Maine Municipal Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.

NEBRASKA

Nebraska's economy is primarily based on agriculture and services. The number of farms and ranches has declined while the average Nebraska farm and ranches have increased in size. One of every four Nebraska jobs is connected to agriculture and production agriculture contributes $9.5 billion to Nebraska's economy each year. Nebraska's livestock industry accounts for more than 65 % of the state's total agricultural receipts each year. Any changes in agriculture and in the agricultural economy will continue to have a significant impact on the overall Nebraska economy. Buoyed by returning strength in several sectors, especially in the construction industry, the Nebraska economy is expected to grow in the next two years. Total non-farm employment as of July 2003, was 899,904, a slight decrease of .16% from July 2002. Nebraska's average unemployment rate as of July 2003 was 4.1% and continues to be among the lowest in the nation. Nebraska's estimated per capita personal income increased to $29,771 compared to $30,941 for the nation in 2002.

TAX TREATMENT

Exempt interest dividends from the Nebraska Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from, and are reported to an investor as being derived from, interest on (i) obligations of the State of Nebraska or its political subdivisions and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income taxes imposed by the State of Nebraska on individuals, trusts, estates and corporations. However, dividends taken into account in determining a taxpayer's federal alternative minimum tax liability may affect an investor's tax liability under the income taxes imposed by the State of Nebraska. Dividends from the Nebraska Municipal Fund could affect the maximum franchise tax rate imposed by the State of Nebraska on certain financial institutions.

NEW HAMPSHIRE

For decades New Hampshire's economy was based solely on the industries of agriculture and manufacturing. Since the middle of the 20th century, however, when entrepreneurs increasingly made their way into the business world, industries in the state have become much more diversified. The state's core industries include electronics, health services, engineering and management services. Changes in non-farm employment from July 2002 to July 2003 show that the manufacturing sector was hardest hit, losing 3,100 jobs, followed by the professional and business services sector which lost 1,100 jobs and the trade, transportation and utilities sector which lost 1,000 jobs. The leisure and hospitality, financial activities, and education and health services sectors gained through the year adding 2,000, 800 and 500 jobs, respectively. New Hampshire's seasonally adjusted unemployment rate as of July 2003 was 4.3%, which was almost two full percentage points below the national average of 6.2%. New Hampshire's per capita personal income for 2002 increased to $34,334 up $406 from 2001. New Hampshire's general obligation bonds are rated Aa2 by Moody's, AA by Standard & Poor's and AA by Fitch.

TAX TREATMENT

Exempt interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from, and are reported to an investor as being derived from, interest on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax and Business Profits Tax imposed by the State of New Hampshire. Exempt interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax and Business Profits Tax imposed by the State of New Hampshire.

OKLAHOMA

Oklahoma's economy is primarily dependent on agriculture, manufacturing and services. Most major sectors of the economy improved in 2000 and 2001. Strongest growth occurred in mining (energy) services and the construction sectors. In 2002, however, with energy prices and the number of drilling rigs having fallen off their recent highs, employment in the mining (energy) sector is forecast to decline while the construction and services sectors are expected to post sizable percent increases. Oklahoma had not experienced an annual employment decline since the energy bust of the 1980's until 2002. The
State's employment declined by .10% from July 2002 to July 2003. The largest decline was in the full service restaurant sector. Oklahoma's unemployment rate has historically remained among the lowest in comparison to neighboring states. While Oklahoma's annual unemployment rate increased to 5.4% in July of 2003, the national average reached 6.3%. The state's general obligation bonds are rated AA by Standard & Poor's, Aa3 by Moody's and AA by Fitch.

TAX TREATMENT

Exempt interest dividends from the Oklahoma Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals.

U.S. POSSESSIONS AND TERRITORIES (PUERTO RICO, U.S. VIRGIN ISLANDS AND GUAM)

Puerto Rico's economy is based primarily on exports, approximately 89% of which were shipped to the U.S. in 2002. The manufacturing and services are the largest sectors of the economy. Puerto Rico manufactures many of its products for high tech industries such as the pharmaceutical industry. Nine out of ten of the top selling prescription drugs in the U.S. are manufactured in Puerto Rico. In 2002 Puerto Rico's gross national product was $45.2 billion. The personal income per capita has been consistently increasing since 1985, and reached $11,069 in 2002. The unemployment rate in July
2003, which was 12%, increased by 0.4% from July 2002. The greatest decline in employment, of 6.9%, was in the mining sector. In February
2003 the Planning Board projected a 1.7% increase in the real Gross
Domestic Product (GDP) for 2003.

The economy of the Virgin Islands is predominantly derived from tourism. The Virgin Islands are visited by 2 million people every year. Tourism provides for greater than 70% of the Gross Domestic Product ("GDP") and for more than 70% of employment on the Virgin Islands. In 2001 the GDP real growth rate for the Virgin Islands was 2%. In July of 2003 the total nonfarm employment was down 0.2% from July of 2002. The agricultural sector of the economy is very minuscule, because most of the food is imported to the Islands. The unemployment rate in 2002 was at 8.6%. The per capita income in 2002 was $13,139 in the Virgin Islands.

Guam's economy is primarily based on tourism and U.S. military activity.
The number of tourists visiting Guam declined from 1.15 million in 2001 to
1.05 million in 2002. Any changes, such as a reduction or reallocation of military spending, could have a substantial effect on Guam's economy. The economy of Guam cannot be analyzed thoroughly due to the lack of Gross
Island Product ("GIP") data, business receipts, and financial data. Guam's Department of Revenue and Tax does not have the financial budget to compile the data, nor does Guam have a chief economist to issue the data. The governor of Guam and an economic team did issue an economic recovery plan in March of 2003. The plan estimated the GIP in 2002 to be $2.7 billion and estimated the GIP to increase to $3.6 billion in 2006 after the plan is in place. These figures however, may be high estimates. Furthermore, factors such as national economic, social and environmental policies and conditions could affect the financial condition of Guam.

KANSAS MUNICIPAL FUND
                     KANSAS INSURED INTERMEDIATE FUND
                          MAINE MUNICIPAL FUND
                        NEBRASKA MUNICIPAL FUND
                      NEW HAMPSHIRE MUNICIPAL FUND
                        OKLAHOMA MUNICIPAL FUND
                        ------------------------

     1 Main Street North * Minot, North Dakota 58703 * (701) 852-5292
                P.O. Box 759 * Minot, North Dakota 58702
            (800) 276-1262 * Marketing * Fax (701) 838-4902
          (800) 601-5593 * Transfer Agent * Fax (701) 852-2548

                           INVESTMENT ADVISER
                    Integrity Money Management, Inc.
                          1 Main Street North
                            Minot, ND 58703

                          PRINCIPAL UNDERWRITER
                    Integrity Funds Distributor, Inc.
                          1 Main Street North
                            Minot, ND 58703

                               CUSTODIAN
                   Wells Fargo Bank Minnesota, NA
                   Institutional Trust & Custody
                            MAC# N9310-060
                    801 Nicollet Mall, Suite 700
                        Minneapolis, MN 55479

                            TRANSFER AGENT
                   Integrity Fund Services, Inc.
                 1 Main Street North, Minot, ND 58703
                   P.O. Box 759, Minot, ND 58702

                        INDEPENDENT ACCOUNTANT
                    Brady, Martz & Associates, P.C.
                        24 West Central Avenue
                           Minot, ND 58701

   Integrity Managed Portfolios
   Kansas Municipal Fund
   Kansas Insured Intermediate Fund
   Maine Municipal Fund
   Nebraska Municipal Fund
   New Hampshire Municipal Fund
   Oklahoma Municipal Fund

Several additional sources of information are available to you.  The
Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. With respect to the Maine Municipal Fund and New Hampshire Municipal Fund, this additional information is available in the annual and semi-annual reports to shareholders of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund respectively, of the Forum Funds. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials or other fund information, or visit our web-site at www.integritymf.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, at 450 Fifth Street NW, Washington, D.C. 20549-0102.


Integrity Managed Portfolios
1 Main Street North
Minot, North Dakota 58703
(800) 276-1262

The fund's SEC file no. 811-6153

INTEGRITY MANAGED PORTFOLIOS
1 North Main
Minot, ND  58703


ADDRESS SERVICE REQUESTED

INTEGRITY
MANAGED PORTFOLIOS


KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND





                   Statement of Additional Information
                            December 22, 2003

                            INTEGRITY MANAGED PORTFOLIOS

                          KANSAS MUNICIPAL FUND
                     KANSAS INSURED INTERMEDIATE FUND
                           MAINE MUNICIPAL FUND
                          NEBRASKA MUNICIPAL FUND
                       NEW HAMPSHIRE MUNICIPAL FUND
                          OKLAHOMA MUNICIPAL FUND
                               1 North Main
                         Minot, North Dakota 58703
                              (701) 852-5292
                      (800) 601-5593/Transfer Agent
                         (800) 276-1262/Marketing

   This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Kansas
Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund (the "Funds") dated December 22, 2003 (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling the Funds at
(800) 276-1262.

   The audited financial statements for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund appear in such Funds' Annual Report for their most recent fiscal year. The audited financial statements for the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund, the predecessor funds to the Maine Municipal Fund and New Hampshire Municipal Fund, respectively, appear in the Annual Report dated March 31, 2003 for these predecessor funds and the unaudited financial statements for these predecessor funds as of September 30, 2003 appear in such funds' most recent Semi-Annual Report. The financial statements from the foregoing Annual and Semi-Annual Reports are incorporated herein by reference. The Annual and Semi-Annual Reports accompany this Statement of Additional Information.

Table of Contents
SECTION                                  HEADING                         PAGE
Investment Objective, Policies and Restrictions..........................  1
Investments.............................................................. 11
Leverage Transactions.................................................... 19
Temporary Investments.................................................... 21
Portfolio Turnover....................................................... 21
Bond Insurance for The Kansas Insured Intermediate Fund.................. 22
Additional Risk Considerations........................................... 23
Management of the Funds.................................................. 36
Control Persons and Principal Holders of Securities...................... 42
Custodian, Transfer Agent and Administrator.............................. 42
Independent Auditors..................................................... 45
Management and Investment Advisory Agreement............................. 45
Code of Ethics........................................................... 47
Proxy Voting Policies.................................................... 48
Portfolio Transactions................................................... 48
The Distributor.......................................................... 50
Shareholder Services Plans............................................... 52
Additional Information on the Purchase and Redemption of Shares.......... 54
Sales Charge Reductions.................................................. 57
Sales Load Waivers....................................................... 59
Special Programs......................................................... 60
Redemption of Shares..................................................... 61
Dividends and Taxes...................................................... 62
Additional Information Regarding Organization and Share Attributes....... 70
Expenses of the Fund..................................................... 73
Performance Data......................................................... 73
Financial Statements..................................................... 80
Appendix A-Ratings of Investments.........................................A-1

           INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The Funds are each series of the Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) (the "Trust"), an open-end, non-diversified management series investment company. Effective with the close of business on December 19, 2003, the Maine Municipal Fund and the New Hampshire Municipal Fund acquired the assets of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund, respectively, series of the Forum Funds. The Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund are referred to herein as the "Predecessor Funds." The investment objective and certain investment policies of each Fund are described in the Funds' Prospectus. The following supplements that information and should be read in conjunction with the Funds' Prospectus.

INVESTMENT POLICIES

   KANSAS MUNICIPAL FUND. It is a fundamental investment policy of the Kansas Municipal Fund, which may not be changed without the approval of the majority of the Fund's shares, that under normal market conditions, at least 80% of the Fund's assets will be invested in "Kansas Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Kansas income tax. Kansas Municipal Securities has the same definition and includes the same type of securities as set forth for such term under "Investment Policies-The Kansas Insured Intermediate Fund."

   KANSAS INSURED INTERMEDIATE FUND. It is a fundamental investment policy of the Kansas Insured Intermediate Fund, which may not be changed without the approval of a majority of the Fund's shares, to invest, under normal market conditions, at least 95% of its total assets in "Kansas Municipal Securities" which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Kansas Municipal Securities refers to debt obligations the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam. The Kansas Insured Intermediate Fund will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam. The Fund may also only invest up to 15% of the Fund's total assets in Kansas Municipal Securities rated "Aaa" or "AAA" that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). Such collateralized obligations generally will not be insured and will include, but are not limited to, Kansas Municipal Securities that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Kansas Municipal Securities, or (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Kansas Municipal Securities.

Such collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

   NEBRASKA MUNICIPAL FUND. It is a fundamental policy of the Nebraska Municipal Fund, which may not be changed without the approval of the majority of the Fund's shares, that, under normal circumstances, at least 80% of the Fund's assets will be invested in "Nebraska Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Nebraska income tax.

   Nebraska Municipal Securities refers to debt obligations, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 15% of its total assets in Nebraska Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam.

   OKLAHOMA MUNICIPAL FUND. It is a fundamental policy of this Fund, which may not be changed without the approval of the majority of the Fund's shares, that under normal market circumstances, at least 80% of the Fund's assets will be invested in "Oklahoma Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Oklahoma income tax. Oklahoma Municipal Securities refers to debt obligations of Oklahoma, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30% of its total assets in Oklahoma Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, or Guam.

   MAINE MUNICIPAL FUND AND THE NEW HAMPSHIRE MUNICIPAL FUND. It is a fundamental investment policy of each Fund, which may not be changed without the approval of the majority of the Fund's shares, that under normal market conditions, at least 80% of the value of its net assets and borrowings in bonds, including municipal securities, the interest income from which is exempt from Federal income tax and the income tax of its respective state. Each Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to Federal income tax.

   Securities Ratings Information. Each Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, each Fund invests primarily in municipal securities considered to be investment grade.
Investment grade securities are rated in the top four long-term rating categories or the two highest short-term categories by a nationally recognized statistical rating organization ("NRSRO") or are unrated and determined by Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.) ("Integrity" or the "Adviser") to be of comparable quality. The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's Investors Service ("Moody's") and "BBB" in the case of Standard & Poor's, a division of the McGraw Hill Companies ("S&P") and Fitch Ratings ("Fitch"); for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P.

   A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

   Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. A Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Adviser may rely on the higher rating.

INVESTMENT RESTRICTIONS

   For purposes of all investment policies of a Fund: (1) the references to the Investment Company Act of 1940 (the "1940 Act") includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the references to the Internal Revenue Code of 1986, as amended (the "Code") includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

   Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective, cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of a Fund without shareholder approval.

Investment Restrictions-Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund.

Each of the above Funds, as a fundamental policy, may not, without the approval of a majority of the shares of that Fund:

   1. Borrow money, except from banks for temporary or emergency (not leveraging) purposes and then in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed). Each Fund will not borrow for leveraging purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

   2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

   3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

   4. Make short sales of securities or maintain a short position for the account of the Fund including any short sales "against the box."

   5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

   6. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.

   7. Purchase or sell commodities or commodity contracts except to the extent the options and futures contracts a Fund may trade in are considered to be commodities or commodities contracts.

   8. With respect to the Kansas Municipal Fund and Kansas Insured Intermediate Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Prospectus. With respect to the Nebraska Municipal Fund and Oklahoma Municipal Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements.

   9. With respect to the Kansas Municipal Fund and Kansas Insured Intermediate Fund, invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to the Nebraska Municipal Fund and Oklahoma Municipal Fund, invest more than 25% of its assets in the securities of issuers in any single issuer; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the Fund was named or their political subdivisions, municipalities, agencies, and authorities.

   (Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

   10. Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

   11. Purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of such Fund's net assets.

   12. Invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% (15% in the case of the Nebraska Municipal Fund) of such Fund's net assets (taken at current value) would be invested in securities described in (a), (b), and (c) above.

   13. With respect to the Kansas Insured Intermediate Fund, issue senior securities, except as described in paragraph 4 above. With respect to the Nebraska Municipal Fund, issue senior securities, except that the Fund may borrow money (as described in fundamental restriction (1) above).

   14. With respect to the Oklahoma Municipal Fund and Kansas Municipal Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

   Except for restriction (1), if the percentage restrictions described under "Investment Restrictions" above are satisfied at the time of the investment, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. However, with respect to the Oklahoma Municipal Fund, restrictions (1) and (12) may not be exceeded at any time.

The following non-fundamental investment restrictions of each Fund may be changed by the Board of Trustees of the Fund without shareholder approval.

   Each Fund will not:

      1. Invest more than 5% of its total assets in the securities of any other single investment company, nor more than 10% of its total assets in the securities of two or more other investment companies, except as part of a merger, consolidation, or acquisition of assets.

      2. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

   An advisory fee will be charged for assets invested in securities of other investment companies. However, each Fund will not invest more than 10% of its total assets in such securities. Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Investment Restrictions-Maine Municipal Fund and New Hampshire Municipal Fund

   Each Fund, as a fundamental policy, may not, without the approval of a majority of the Shares of that Fund:

      1. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

      2. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.

      3. Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

      4. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

      5. Purchase or sell physical commodities or contracts relating to physical commodities, except that options, futures contracts, currencies and currency-related contracts which are otherwise permissible investments will not be deemed to be physical commodities.

      6. Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money as permitted under its investment restrictions and provided the Fund may issue additional series or classes that the Board may establish.

      7. Purchase securities, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

   The following non-fundamental investment restrictions of each Fund may be changed by the Board of Trustees of the Fund without shareholder approval. As non-fundamental investment policies, each Fund may not:

      1. Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

      2. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

      3. Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

      4. Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

DIVERSIFICATION AND CONCENTRATION POLICIES

   Each Fund is a non-diversified investment company under the 1940 Act. This means that more than 5% of a Fund's assets may be invested in the obligations of any issuer. The Funds, however, intend to comply with Subchapter M of the Code that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of a Fund's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

   As a result of a Fund's non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers. The identification of the issuer of Exempt Obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

   In addition, because of the relatively small number of issuers of municipal securities in Kansas, Maine, Nebraska, New Hampshire and Oklahoma, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

   As noted in the above policies, a Fund will not invest 25% or more of its total assets in any industry, subject to certain exceptions. Governmental issuers of municipal securities are not considered part of an "industry." However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry.

   Over 25% of the municipal securities in a Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

   Over 25% of the municipal securities in a Fund's portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980, were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

   Certain of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation, the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

   Over 25% of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved assets based. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.
All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

   Over 25% of the municipal securities in a Fund's portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

                                INVESTMENTS

MUNICIPAL SECURITIES

   Each Fund seeks to invest in a portfolio of investment grade municipal securities which generate interest income that is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska Municipal Fund).

   Municipal securities are debt obligations issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns), and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities are securities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development and other revenue bonds issued by or on behalf of public corporations to finance privately operated facilities including housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

   The municipal securities in which a Fund invests include its respective state's tax-exempt bonds, notes, commercial paper and participation interests (including participation interests in municipal leases), except to the extent the Oklahoma Municipal Fund may invest its assets in Oklahoma municipal securities subject to Oklahoma income tax as described in the Funds' Prospectus, as well as the municipal securities of territories and possessions of the United States. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds and tax-exempt industrial development bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The revenues from which such bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

   Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although the participation in municipal leases which a Fund may purchase (hereinafter called "lease obligations") do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities may not have the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund will only purchase lease obligations which are rated in the top category by either S&P or Moody's. Each of the foregoing Funds will also not invest more than 10% (15% in the case of the Nebraska Municipal Fund) of its net investment assets in lease obligations (including, but not limited to those lease obligations which contain "non-appropriation clauses"), or any other illiquid securities.

   The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund will also only purchase lease obligations which are covered by an existing opinion of legal counsel experienced in municipal lease transactions. The opinion shall state that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state's income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

   Each Fund also may purchase floating and variable rate securities from municipal and non-governmental issuers. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

   Variable and floating demand notes of corporations are redeemable upon a specified period of notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.
Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. Integrity, the Funds' Adviser, will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal and the relevant State's income taxation. The variable and floating rate demand notes include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes.

   Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

   There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

   Stand-by Commitments. Each Fund may purchase municipal securities on a stand-by commitment basis. A stand-by commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a stand-by commitment are generally more expensive if the same securities were without the commitment. Stand-by commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into stand-by commitments only with banks or municipal security dealers that the Adviser believes have minimal credit risk. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

   Participation Interests. Each Fund may invest in participation interests. Participation interests are interests in loans or securities in which a Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund's investment. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

   Risks. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

   The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation, or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debts may become impaired.

   As noted, the Funds invest a substantial portion of their assets in investment grade municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody's) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality municipal securities are considered to possess adequate, but not outstanding, capacities to service its obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The principal trading market for the municipal securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the municipal securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the municipal securities, that any market for the municipal securities will be maintained or of the liquidity of the municipal securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

   In addition, certain of the municipal securities in which a Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Fund would suffer a loss of principal.

   In addition to the foregoing, the yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the state's tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of a NRSRO represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by a Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Fund.

FUTURE CONTRACTS, OPTIONS ON FUTURES AND MUNICIPAL BOND INDEX FUTURES

   Each Fund may purchase or sell financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. Each Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Adviser anticipates that interest rates will decline, a Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. In general, a futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would generally create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. A purchaser or seller of a futures contract is required to make daily payments of cash to reflect the change in the value of the underlying contract. The specific securities delivered or taken, respectively, at settlement date would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is usually effected by entering into an offsetting transaction prior to the expiration of the contract. An offsetting transaction for a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

   Unlike a futures contract, which requires the parties to buy and sell an instrument on a set date, the purchase of an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and short position in the case of a put option). If the holder decides not enter into the contract, the premium paid for the contract is lost. Since the cost of the option is fixed, there are no daily payments of cash by the purchaser to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The seller of the option, however, may be required to make daily maintenance margin payments to reflect the change in the value of the underlying contract. The value of the option is reflected in the net asset value of the Fund.

   A Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying instrument. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract.

   A Fund may purchase or sell interest rate futures contracts covering these types of financial instruments as well as new types of contracts that become available in the future.

   Financial futures contracts and related options contracts are traded in an auction environment on the floors of several futures exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange, and the New York Futures Exchange.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted in part by the fact that the futures market is influenced by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. In this regard, the risk of imperfect correlation may be increased by the fact that a Fund may trade in futures contracts on taxable securities, and there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

   Another risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would lose money, including transaction costs, on the sale.

   In addition to the risks associated with investing in futures, there are particular risks associated with trading in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market in such options. It is not certain that this market will develop.

   A substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own, at the time of the transaction, but expects to acquire the securities corresponding to the relevant futures contract) involving the purchase of futures contracts, call options or written put options thereon will be completed by the purchase of securities which are the subject of the hedge.

   A Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for option premiums on open contracts exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount equal to the gross market value of the futures contract will be deposited in a segregated account of cash and cash equivalents and thereby ensure that the use of such futures is unleveraged. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related positions if, immediately thereafter, more than one-third of its respective net assets would be hedged.

   A Fund may utilize trading in municipal bond index futures contracts for hedging purposes. The strategy in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value (based on an average of quotations from certain dealers) of many different municipal bonds. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, as in any other futures contracts, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Because trading in municipal bond index futures contracts has been taking place only for a short time, a Fund's ability to utilize such contracts will be dependent upon the development and maintenance of a market in such contracts.

   The Securities and Exchange Commission generally requires that when investment companies, such as a Fund, effect transactions of the foregoing nature, such funds must either segregate cash or high quality, readily marketable portfolio securities with its custodian in the amount of its obligation under such transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, a Fund will comply with such segregation or cover requirements.

ILLIQUID AND RESTRICTED SECURITIES

   Each Fund is subject to limitations regarding the purchase of illiquid securities as set forth under "Investment Restrictions" above. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
(2) securities which are not readily marketable; and (3) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

   Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

   The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements.  The Kansas Municipal
Fund, Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund, however, may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period, and the seller would agree to repurchase such security at the Fund's cost plus interest within a specified time (generally one day). Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Fund. A Fund will not enter into any repurchase agreement in an amount which would jeopardize the Fund's status as a regulated investment company or its ability to distribute tax-exempt dividends. Although a Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is each Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government or its agencies or instrumentalities and with respect to its relevant state's municipal securities. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. In addition, to the extent that proceeds from any sale upon a default are less than the repurchase price, a Fund could suffer a loss.

                          LEVERAGE TRANSACTIONS

   As described below, the Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING

   As a fundamental policy, the Maine Municipal Fund and the New Hampshire Municipal Fund may lend portfolio securities in an amount up to 10% of its respective total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

   As described in the Funds' Prospectus, each Fund may purchase securities on a "when issued" or delayed delivery basis, and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment on the securities take place at a later date. Normally the settlement occurs within 45 days after the transaction, but delayed settlements beyond 45 days may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Each Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with its custodian, cash or high-grade, short-term obligations in an amount sufficient to meet the purchase price. Subject to applicable law, there is no percentage limitation on the total assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the municipal securities or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Forward commitments also involve the risk that should the securities ultimately not be issued or delivered and the price of comparable securities has increased, the cost of substitute securities having comparable par amounts, ratings and yields will be greater than originally contracted for. Although each Fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. Each Fund may realize short-term profits or losses upon the sale of forward commitments, which profits or losses may constitute capital gains or ordinary income depending upon a number of factors, including the number of sales of such commitments.

LEVERAGE RISK

   Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

    The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS

   In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

                          TEMPORARY INVESTMENTS

   Taxable obligations which a Fund may purchase for temporary liquidity purposes, or for temporary defensive purposes, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities of issuers having, at the time of purchase, a rating within the two highest grades (the highest grade with respect to The Kansas Insured Intermediate Fund) of Moody's or S&P; commercial paper rated P-1 or better by Moody's or A-1 or better by S&P; certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

                           PORTFOLIO TURNOVER

   Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates, but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

   Each Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, including municipal securities, as well as on the reinvestment of the proceeds in other securities. Each Fund anticipates that its annual portfolio turnover rate will not exceed 75%. Portfolio turnover rate for a fiscal year is the ratio of the lesser of the dollar amount of the purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. Each Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Frequent changes in a Fund's portfolio securities may result in higher transaction costs for the Fund.

          BOND INSURANCE FOR THE KANSAS INSURED INTERMEDIATE FUND

   Each insured Kansas Municipal Security in which the Kansas Insured Intermediate Fund will invest, will be covered by Original Issue Insurance or Secondary Market Insurance. In any event, the Fund will invest in Kansas Municipal Securities insured by insurers having total admitted assets of at least $75 million, capital and surplus of at least $50 million and claims-paying ability ratings of "Aaa" by Moody's, "AAA" by S&P, "AAA" by Fitch, or "AAA" by Duff & Phelps. There is no limitation on the percentage of the Fund's assets that may be invested in Kansas Municipal Securities insured by any given insurer.

   ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal obligations by the issuer thereof or a third party in conjunction with the original issuance of such municipal obligations. Under such insurance, the insurer unconditionally guarantees, to the holder of the municipal obligation, the timely payment of principal and interest on such obligation when and as such payments shall become due, but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal obligations), the value of the shares of a Fund, or the market value of municipal obligations or payments of any tender purchase price upon the tender of the municipal obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal obligations resulting from the insolvency, negligence or any other act or omission of the trustee, or other paying agent for such obligations.

   In the event that interest on or principal of a Kansas municipal security, covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts or principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Kansas Municipal Securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Kansas
Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Kansas Municipal Securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

   SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a Kansas Municipal Security, the Fund, or a third party may, upon the payment of a single premium, purchase insurance on such Kansas Municipal Security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities.

                   ADDITIONAL RISK CONSIDERATIONS

   An investment in the Funds are subject to a number of risks, some of which have been described in the Funds' Prospectus under "Fund Summary" for each Fund and the "Principal Risk Factors" Section. See also "Investments" and "Investment Objective, Policies and Restrictions" above for some of the risks associated with the Funds' investment policies. In addition to the foregoing, you should note that each Fund is a series of a registered investment company, the shares of which are being offered through the same prospectus.
Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the prospectus concerning another Fund.

   As described in the Prospectus, each of the Funds invests primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of municipal securities in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in municipal securities issued by public authorities in the states of currently offered Funds. In addition, municipal securities include debt obligations of U.S. territories and possessions. Accordingly, the Funds may invest in municipal securities of U.S. territories and possessions (such as, Puerto Rico, U.S. Virgin Islands and Guam). Because of the relatively small amount of issuances of municipal securities in Maine and New Hampshire, the Maine Municipal Fund and New Hampshire Municipal Fund may invest a significant amount of its respective assets in the municipal securities of a U.S. territory or possession. These Funds are therefore more susceptible to political, economic or regulatory factors affecting issuers of municipal securities in these U.S. territories and possessions which may have a negative impact on the Fund's respective portfolio. For additional information regarding these U.S. territories and possessions, see "Appendix-Additional State Information" in the Fund's Prospectus. The information regarding states was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The state information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Furthermore, the information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a Fund's state and its various agencies and political subdivisions or U.S. territories and possessions. The Adviser is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of these municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

   FACTORS PERTAINING TO KANSAS. Since the Kansas Municipal Fund and the Kansas Insured Intermediate Fund will invest substantially all of its assets in Kansas Municipal Securities, such Funds are susceptible to political and economic factors affecting issuers of Kansas Municipal Securities. Employment in the State of Kansas for July 2003 declined by 0.5% from July of 2002. The unemployment rate was 5.0% for July 2003 compared to 5.3% for last July. The Kansas Department of Commerce and Housing reported for 2002 that Kansas' per capita personal income was $28,565 and ranked 36th of all the states. The national per capita personal income was $30,472 in 2001. The cost of doing business in Kansas was 94.1 in 2002 when compared to the national average of
100.0. Job growth (persons employed) was flat in 2002 and decreased by 0.5% in 2003. Personal income grew 2.5% in 2002 and is expected to grow by 3.9% in 2003. These rates are down from the 5.2% increase in personal income during 2000, but are still in a range that will mean real personal income increases for Kansas.

   During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The latest consensus revenue estimates indicated a continued slump in the collection of state revenues for fiscal years 2003 and 2004. Due primarily to reduced revenues from personal and corporate income taxes in August 2002, the Governor initiated a $41 million decrease in the State General Fund budgets of state agencies. The Consensus Revenue Estimating Group met in November 2002 and further decreased revenue estimates by an additional $255 million for the remainder of fiscal year 2003.

   The General Fund is the chief operating fund of the state. In the Governor's Budget Report for 2004, it was estimated that the revenue in the General Fund in FY2003 was $4,358,700,000 and the expenditures were $4,358,300,000. Estimates for fiscal year 2004, using fiscal year 2003 base expenditures, indicate a balance of $500,000.

   The focus of the state's governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the financing requirements. In particular the unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. As of the end of the 2002 fiscal year, governmental funds reported combined ending fund balance of $1.3 billion, a decrease of $521 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($903 million) or 2) for inventory ($21 million).

   The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. The total long-term bond debt obligations increased by $153 million during the 2002 fiscal year. The key factor in this increase was the issuance of $141 million of Water Pollution Control revenue bonds Series 2001.

   The State of Kansas has no general obligation debt rating; however, in October 1998, Standard and Poor's assigned an issuer credit rating to AA+ to the State of Kansas.

   The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Since the Kansas Municipal Fund and the Kansas Insured Intermediate Fund will invest substantially all of its assets in Kansas Municipal Securities, such Funds are susceptible to political and economic factors affecting issuers of Kansas Municipal Securities. These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. Kansas is a largely rural state with a population of approximately 2.6 million. Since the state remains predominantly rural, agriculture is one of the most important sectors of the state's economy. Kansas leads the nation in wheat and sorghum production and is a major producer of sunflowers, hay and soybeans.

   The above information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

   FACTORS PERTAINING TO MAINE.    Since the Maine Municipal Fund invests a
significant portion of its assets in Maine municipal securities, the Maine Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations. These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. Material in this section has been compiled from numerous sources including "The Maine
Economy: Year-End Review and Outlook, 2002" prepared and published by the Economics Division of the Maine State Planning Office. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of the Commissioner of the Maine Department of Administrative and Financial Services, the Office of the Treasurer of the State of Maine, the Bureau of the Budget of the Maine Department of Administrative and Financial Services, and the Office of Fiscal and Program Review of the Maine Legislature.

   Maine's economy is based in large part on its natural resources-fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gains.

   During the 1980s, Maine's economy surpassed national averages in virtually all significant measures of economic growth. During this ten-year period, Maine's real economic growth was 40% as measured by the Maine Economic Growth Index ("EGI"), a broad-based measure of economic growth, which is corrected for inflation. This economic growth compares to national real economic growth during the 1980s of 26% and 29%, measured by the United States Economic Growth Index and real Gross National Product, respectively. During this time period, resident employment in Maine increased by 21%, while resident employment nationally increased by 19%. Inflation-adjusted retail sales in Maine during this period increased by 72%, as opposed to a 32% increase in such retail sales nationally. During the 1980s, per capita personal income in Maine rose from 44th in the nation in 1979 to 26th in the nation in 1989, or from 81% to 92% of the national average of per capita personal income.

   Beginning in the fourth quarter of 1989, however, the Maine economy experienced a substantial temporary decline. Economic recovery in Maine was also hindered by significant losses in defense-related jobs, with the State losing since 1990 approximately 20% of its defense-dependent employment, which peaked at 63,000 jobs in 1989. During the 1989-1991 period also, the State lost 6% of its entire job base.

   Since 1991, the Maine economy has experienced a sustained recovery, but this recovery has slowed recently. In the words of the Economics Division of the Maine State Planning Office, "In the grip of a jobless recovery, the Maine economy made scant progress in 2002; most major indicators showed modest growth while job markets deteriorated...The major economic events in the State during the year included the worsening of labor shortages in some sectors even as a long list of major layoffs was unfolding in others. Huge State government revenue shortfalls also grabbed headlines. The Maine economic outlook calls for a holding pattern through 2003, then slow but improving growth as the national economy gains traction."

   The fiscal policies of the State of Maine government are conservative, and the State is required by its Constitution to operate on a balanced budget.
The Maine Constitution does this by prohibiting the Legislature, by itself, from issuing any debt by or on behalf of the State which exceeds in the aggregate at any one time $2,000,000 "except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also provides for the prohibition of debt issued by or on behalf of the State to fund "current expenditures." The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the State ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution also have been adopted to permit the Legislature to authorize the issuance of bonds to insure payment of up to: (1) $6,000,000 of revenue bonds of the Maine School Building Authority; (2) $4,000,000 of loans to Maine students attending institutions of higher education; (3) $1,000,000 of mortgage loans for Indian housing; (4) $4,000,000 of mortgage loans to resident Maine veterans including businesses owned by resident Maine veterans; and (5) $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural and recreational enterprises. The statutory authorization to insure Maine School Building Authority bonds, however, has been repealed. The Maine Constitution also provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on general obligation bonds of the State, the State Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the State to make such payments.

   The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. Each fiscal year of the biennium encompasses the period July 1 through June 30. Originally, Maine's total budgeted revenue for the 2002-2003 biennium was $5,146,700,000. Total appropriations for the same biennium were $5,303,300,000. Maine's projected total budgeted revenue for the 2004-2005 biennium is $5,194,546,312, and appropriations are $5,217,367,839.

   During the economic recession of 1989 through 1992, Maine State government repeatedly reduced its expenditures in order to comply with the requirement of the Maine Constitution that State government operate on a balanced budget. Laws authorizing budgeted expenditures for fiscal year 2004 have been enacted and provide for General Fund expenditures of $2,555,523,867 and Highway Fund expenditures of $289,396,551. These budget amounts are subject to change, however, upon reconciliation of recently enacted budget legislation and miscellaneous bills with fiscal impact passed by the Legislature and enacted into law. Furthermore, there can be no assurance, that the budget acts for fiscal year 2004, and the various other statutes passed by the Maine Legislature which affect the State's fiscal position, will not be amended by the Legislature from time to time.

   As of July 31, 2003, there were outstanding general obligation bonds of the State in the principal amount of $346,990,000. As of July 31, 2003, there were authorized by the voters of the State for certain purposes but unissued, general obligation bonds of the State in the aggregate principal amount of $262,882,031. Various other Maine governmental agencies and quasi-governmental agencies, including, but not limited to, the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority, the Maine Turnpike Authority, the Maine State Housing Authority, and the Maine Public Utility Financing Bank, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the State.

   As a result of an unexpected shortfall in General Fund revenue in the 4th quarter of fiscal year 2001-02 and the necessity of using the Maine Rainy Day Fund to balance the budget, the General Fund began fiscal year 2002-03 with no unappropriated fund balance. In August 2002, the Revenue Forecasting Committee reprojected General Fund Revenue downward by $148.2 million. With this reprojection and the fact that balancing fiscal year 2002-03 relied on transfers from the Rainy Day Fund, the General Fund faced a shortfall of approximately $248 million. Maine's Legislature convened in a special session in November 2002 and enacted Public Law 2001, chapter 714 to resolve the shortfall. The law became effective February 13, 2003.

   In Maine, employment has declined by .5% from July 2002 to July 2003. Unemployment (seasonally adjusted) was only 4.9% in July 2003 versus the 6.3% U.S. rate. The Maine unemployment rate has been between 4% and 5% for the past two years.

   In sum, while consumers have kept the Maine and national economies growing, they are beginning to feel the strain. In calendar year 2002, the per capita income in the State of Maine increased by 4.9% to 27,744, approximately 89.7% of the nation's per capita income.

   Because of Maine's conservative debt policies and its constitutional requirement that the State government operate under a balanced budget, Maine general obligation bonds had been rated AAA by S&P and Aa1 by Moody's for many years. On June 6, 1991, however, S&P lowered its credit rating for Maine general obligation bonds from AAA to AA+. These ratings have remained unchanged since June 6, 1991.

   On May 12, 1997, Moody's changed the State's general obligation bond rating from Aa to Aa3. Moody's refinement of the State's bond rating on May 12, 1997 was part of a general redefinition by Moody's of its bond rating symbols published on January 13, 1997, and was not a substantive rating change. On June 4, 1998, however, Moody's raised the State's general obligation bond rating to Aa2.

   For the past several years, Maine general obligation bond issues also have been rated by Fitch. In its credit report dated June 1, 2000, Fitch upgraded its rating on Maine general obligation bonds from AA to AA+.

   As of October 15, 2003, the State of Maine's general obligation bonds are rated as AA+ by S&P, AA+ by Fitch and Aa2 by Moody's. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the state of Maine, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the above information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine municipal obligations.

   FACTORS PERTAINING TO NEBRASKA. Since the Nebraska Municipal Fund will invest substantially all of its assets in Nebraska municipal securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska Municipal Securities. These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   According to the Bureau of Business Research of the University of Nebraska, the State has weathered the national recession well. They report that while the State did not slide into the depths of a recession, neither will it experience a spectacular rise in the next few years. As of July 2003, Nebraska's unemployment rate was 4.1% compared to the national rate of 6.3%. The Bureau did indicate, however, that even with federal farm payments, it is likely that Nebraska's agriculture sector will restrain future economic growth rates.

   The Bureau of Business Research at the University of Nebraska-Lincoln forecasted slowing economic advances by the Nebraska economy for calendar years 2002 and 2003. The Bureau, in its latest report of July 2003, indicates that employment, personal income and retail sales all continued to show positive growth, but at slower than normal growth rates. The slowdown is the result of a slowing national economy. Non-farm personal income continues to grow, but at modest rates. In 2002 Nebraska's per capita income increased to $29,771.

   The General Fund operations of the State of Nebraska are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 90 percent of all General Fund revenues. Thus, it necessarily follows that funds available for expenditures are heavily dependent upon those taxes. As the national economy wavered in 2001-2002, especially with the loss of jobs, declining investment income and market losses due to the devastating stock market, and lack of consumer confidence, revenue from income taxes and sales taxes also declined.

   During the fiscal year 2002, the State's General Fund balance decreased by $179,993,638 resulting in a fund balance of $54,042,053 and a cash balance of $55,733,722 on June 30, 2002.

   As a result of the declining revenues, the Legislature met twice in special sessions in calendar 2002 to reduce the operating budgets of state agencies to help keep such budgets in line with the declining revenues. Over the Governor's veto, the Legislature also increased the sales tax base and temporarily increased the sales tax rate and the cigarette tax rate to boost revenues. In finalizing that biennium budget, the Legislature is required by the State Constitution to find solutions to balance such budget, notwithstanding the current economic conditions.

   In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The original balance in the fund was accumulated through the imposition of an increase in the sales tax. The movement of monies between the CRF and the General Fund for cash management purposes has been governed by a variety of legislation over the life of the fund. Also, there have been several instances in which money was moved to and from the Cash Reserve Fund to accomplish policy initiatives that were not related to cash management.

   The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic

Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. The CRF was at $170 million at the end of 2001. Due to transfers to the General Fund to make up for lagging revenues, this balance was reduced to $110 million at the end of 2002 and is projected to be at $62 million at the end of 2003, $94 million at the end of 2004, and $125 million at the end of 2005. While there are additional scheduled transfers to the General Fund in 2003, such transfers will be offset by additional cigarette tax revenues.

   Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska municipal obligations.

   FACTORS PERTAINING TO NEW HAMPSHIRE. Since the New Hampshire Municipal Fund invests a significant portion of its assets in New Hampshire municipal securities, the Fund is susceptible to political, economic or regulatory factors affecting issuers of New Hampshire municipal securities. For decades New Hampshire's economy was based solely on the industries of agriculture and manufacturing. Since the middle of the 20th century, however, when entrepreneurs increasingly made their way into the business world, industries in the state have become much more diversified. The state's core industries include electronics, health services, engineering and management services.
As of October 15, 2003, New Hampshire's general obligation bonds are rated Aa2 by Moody's and AA+ by Standard & Poor's.

   Material in this section has in part been abstracted from the State of New Hampshire Information Statement dated January 2003, updated March 2003, April 2003 and May 2003, compiled by the Treasurer of the State of New Hampshire and provided to prospective purchasers of debt securities offered by the State. While information in the Information Statement is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Statement of Additional Information. Additionally, economic and fiscal conditions in individual municipalities within the State may vary from general economic and fiscal conditions.

   New Hampshire is located in the New England census region and is bordered by the states of Maine, Massachusetts, and Vermont and the Province of Quebec, Canada. New Hampshire's geographic area is 9,304 square miles and its April

2000 population was 1,235,786, representing a 2.8% increase from 1999 levels. New Hampshire's population had increased by more than 11.4% in the 1990-2000 period.

   New Hampshire's per capita personal income increased by 109.4% between 1980 and 1990. In the period 1990-2000 it increased by 60.5%. New Hampshire's per capita personal income in 2000 was 112.8% of the national level, ranking 6th in the United States. In 2002, the per capita income increased $406 from 2001 to $34,334.

   In July 2003, New Hampshire's largest employment sector was the trade, transportation and utilities sector (22% of employment), followed by education and health services (15% of employment). The government was the third largest sector (14% of employment). Non-agricultural employment levels have decreased by .5% from July 2002 to July 2003. The unemployment rate was 4.3% in July 2003, a level lower than the national average of 6.3%.

   After a significant growth in residential building activity in the period 1980-86 (data based on number of residential building permits issued), New Hampshire's residential building activity declined to below 1980 levels in 1990. By 1997, residential building activity surpassed 1980 levels and in each of the subsequent years through 2000, surpassed 1997.

   New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the State liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes are the Meals and Rooms Tax and the Business Profits Tax. See the concluding paragraphs of this section for a description of litigation challenging the constitutionality of the State's statutory system of financing operation of elementary and secondary public schools primarily through local taxes, and state government's response to that litigation.

   New Hampshire state government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of state government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is, however, a statutory requirement that the Governor propose and the Legislature adopt a balanced budget. There is no line item veto.

   State government funds include the General Fund, five special purpose funds and four enterprise funds, as well as certain "fiduciary" funds. All obligations of the State are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

   By statute, at the close of each fiscal biennium, 50% of any General Fund surplus must be deposited in a Revenue Stabilization Account ("Rainy Day Fund") which may contain up to 10% of General Fund unrestricted revenue for the fiscal year just ended. With approval of the Legislative Fiscal Committee, the

Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue, in an amount equal to the lesser of the deficit or revenue shortfall. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each Legislative chamber and the Governor.

   The Department of Administrative Services is responsible for maintenance of State government's accounting system, Comprehensive Annual Financial Report and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system, which compares the amount of an appropriation to expenditures, and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.

   On June 30, 1997, the General Fund undesignated fund balance was a deficit of $1.2 million. Strong revenue growth and stringent budgetary controls resulted in a fiscal 1998 year-end undesignated surplus fund balance of $41.4 million. At fiscal year-end 1999 there was a surplus balance of $88.7 million and a cumulative General Fund balance of $130.1 million. This surplus was transferred to the Health Care Fund and the Education Fund. As of June 30, 2000, there was a General Fund surplus balance of $4.0 million, the Revenue Stabilization Account remained at $20 million and the Health Care Fund increased to $45 million. As of June 30, 2001 the General Fund surplus balance was $80.1, of which $48.1 million was transferred to the Education Fund and $35.2 million was transferred to the Revenue Stabilization Account. As of August 2003, the estimated General Fund revenue for FY 2004 is
$1,277.1 million.

   There is no constitutional limit on the State's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the State. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the State and its agencies.

   State-guaranteed bonded indebtedness is authorized not only for general purposes of State government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority, Health and Education Facilities Authority, Pease Development Authority and Business Development Authority are authorized, with the approval of the Governor and Executive Council, to issue bonds that do not constitute debts or obligations of the State.

   Procedure for incurrence of bonded indebtedness by individual municipalities is governed by State statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body, except in municipalities which have adopted the "official ballot" form of government, where the required majority is a three-fifths vote.

   On December 17, 1997, the New Hampshire Supreme Court ruled that the State's system of financing public elementary and secondary schools primarily through local property taxes violated the New Hampshire Constitution, because (1) providing an adequate public education is a duty of State government; (2)
local school property taxes are levied to fulfill a State purpose; and (3) local school property taxes, levied at different rates in different localities, are not proportional and reasonable throughout the State. The court also indicated that a State-funded, constitutionally adequate elementary and secondary education is a fundamental constitutional right. Following several additional rulings from the court addressing a variety of legislative proposals for compliance, on April 29, 1999, the State enacted Chapter 17 of the Laws of 1999 "establishing a uniform education property tax and a utility property tax, increasing the business profit and real estate transfer taxes and including other sources of revenue to provide funding for an adequate public education and making an appropriation therefore." This statute established formulae for determining distribution of funds to local school districts in support of adequate public education, from an "Education Trust Fund." The immediate effect of these statutes was to restore the authority of New Hampshire municipalities to collect property taxes for school purposes. On November 3, 1999, the State enacted legislation modifying the education property tax to comply with a further court decision and providing for expiration of the tax and the distribution formula as of January 2, 2003.

   Under the 1999 statutory formula, some New Hampshire municipalities sustained increased property taxes and initiated a court challenge to the constitutionality of the education property tax. By a majority (3-2) decision dated May 3, 2001, the New Hampshire Supreme Court rejected those challenges, holding that while the complainants had proven there were flaws in the statewide property tax system, they had failed to prove a systematic pattern of disproportionate taxation, or that the system produced inequality so substantial as to be deemed intentional, or that actual harm to them resulted from such flaws. The majority opinion did, however, direct the State to implement appropriate enforcement measures to ensure compliance with state constitutional provisions requiring reassessment of property at least once every five years.

   In June 2001, the New Hampshire legislature passed, and the Governor allowed to take effect without signature, legislation that made permanent the education property tax, as well as increasing the rates of other taxes and deleting certain non-recurring revenues as sources for the Education Trust Fund.

   In September 2001 the plaintiffs in the original lawsuit asked the New Hampshire Supreme Court to determine that the new statutory system for education funding was unconstitutional, on a variety of grounds. The Court agreed to review whether the new law dealt sufficiently with standards of accountability of local school districts, but declined to consider other issues without prejudice to the plaintiffs' pursuing them in the trial court. On April 11, 2002 a majority (3-2) of the New Hampshire Supreme Court ruled (1) that accountability is an essential component of the State's duty and (2) that the existing statutory scheme has deficiencies that are inconsistent with the State's duty to provide a constitutionally adequate education. The Court expressed confidence that these deficiencies would be addressed by the legislature.

   FACTORS PERTAINING TO OKLAHOMA. Since the Oklahoma Municipal Fund will invest substantially all of its assets in Oklahoma Municipal Securities, the Fund is susceptible to political and economic factors affecting the issuers of Oklahoma Municipal Securities. Oklahoma's economy has undergone significant diversification over the past two decades. Since the oil bust of the early eighties, the state has broadened its economic base to rely less on petroleum and agriculture. There have been sizable employment increases in the state's construction and service sectors over the past several years.
These increases have helped offset continued losses in the state's traditionally strong manufacturing sector. While Oklahoma's overall economic performance has experienced positive growth during the 1990s, it slowed during 2000 and 2001. Oklahoma continued to have one of the lowest unemployment rates in its region at 3.9% in July 2003, compared to the national average of 6.3%.

   Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. Certain limited exceptions include: deficiency certificates issued at the discretion of the Governor (however, the deficiency certificates may not exceed $500,000 in any fiscal year) and debts to repel invasion, suppress insurrection or to defend the State in the event of war.

   To ensure a balanced annual budget, the State Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the State in the General Revenue Fund in the next ensuing fiscal year.

   Beginning July 1, 1985, surplus funds were to be placed in a Constitutional Reserve Fund until the Reserve Fund equals 10% of the General Revenue Fund, as certification for the preceding fiscal year. Half of the Reserve Fund may then be appropriated under restricted conditions and will be considered special appropriations.

   As of October 15, 2003, the State of Oklahoma's general obligation bonds are rated AA by S&P, AA by Fitch and Aa3 by Moody's.

                            MANAGEMENT OF THE FUNDS

   The management of the Trust, including general supervision of the duties performed for a Fund under its Investment Advisory Agreement, is the responsibility of the Trust's Board of Trustees. The number of trustees of the Trust is four, one of whom is an "interested person" (as the term "interested persons" is defined in the Investment Company Act of 1940 (the "1940 Act") and three of whom are "non-interested persons" (referred to herein as "independent trustees"). During the last two calendar years, no independent trustees or an immediate family member of such trustee, has been an officer, employee, director or general partner to Integrity or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND              OTHER
                      POSITION(S)    TERM OF OFFICE                                             COMPLEX         DIRECTORSHIPS
NAME, ADDRESS         HELD WITH       AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY          HELD BY
  AND AGE             REGISTRANT      TIME SERVED              DURING PAST 5 YEARS              TRUSTEE**          TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas           Trustee        * Term-Indefinite       Retired; Attorney; Director,          16            See Principal
904 NW 27th                                                  Integrity Mutual Funds, Inc.                         Occupation
Minot, ND 58703                      * Length of             (formerly known as ND Holdings,                      Description
82                                     Service-Since         Inc.) (May 1988 to August 1994),
                                       January 1996          ND Insured Income Fund, Inc.
                                                             (December 1994 to August 1999),
                                                             ND Tax-Free Fund, Inc., Montana
                                                             Tax-Free Fund, Inc., South
                                                             Dakota Tax-Free Fund, Inc.,
                                                             Integrity Fund of Funds, Inc.,
                                                             and Integrity Small-Cap Fund of
                                                             Funds, Inc. (September 1998 to
                                                             June 2003); Trustee, The
                                                             Integrity Funds (since September
                                                             2003); Director, First Western
                                                             Bank & Trust (until May 2002).

Orlin W. Backes       Trustee        * Term-Indefinite       Attorney, McGee, Hankla, Backes &     16          See Principal
15 2nd Ave., SW -                                            Dobrovolny, P.C.; Director, ND                     Occupation
Ste. 305                             * Length of             Tax-Free Fund, Inc., ND Insured                   Description
Minot, ND 58701                        Service-Since         Income Fund, Inc. (March 1995
68                                     January 1996          to August 1999), Montana Tax-Free
                                                             Fund, Inc., South Dakota Tax-Free
                                                             Fund, Inc., Integrity Fund of
                                                             Funds, Inc. and Integrity Small-
                                                             Cap Fund of Funds, Inc.
                                                             (September 1998 to June 2003);
                                                             Trustee, The Integrity Funds
                                                             (since May 2003); Director,
                                                             First Western Bank & Trust.


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND              OTHER
                      POSITION(S)    TERM OF OFFICE                                             COMPLEX         DIRECTORSHIPS
NAME, ADDRESS         HELD WITH       AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY          HELD BY
  AND AGE             REGISTRANT      TIME SERVED              DURING PAST 5 YEARS              TRUSTEE**          TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
R. James Maxson       Trustee        * Term- Indefinite       Attorney, Maxson Law Office (since   16                 None
Town & Country Center                                         November 2002); Attorney, McGee,
1015 S. Broadway                     * Length of              Hankla, Backes & Dobrovolny, P.C.
Suite 15                               Service-Since          (April 2000 to November 2002);
Minot, ND 58701                        January 1999           Attorney, Farhart, Lian and Maxson,
54                                                            P.C. (March 1976 to March 2000);
                                                              Director, ND Tax-Free Fund, Inc.
                                                              (since January 1999), Montana Tax-
                                                              Free Fund, Inc. (since January
                                                              1999), South Dakota Tax-Free
                                                              Fund, Inc. (since January 1999),
                                                              Integrity Fund of Funds, Inc.
                                                              (since January 1999), and
                                                              Integrity Small-Cap Fund of Funds,
                                                              Inc. (January 1999 to June 2003);
                                                              Trustee, The Integrity Funds (since
                                                              May 2003).

Trustee who is an
interested person
of the Fund
Robert E. Walstad*    Trustee,      * Term- Indefinite        Director (since September 1987),     16           See Principal
1 North Main          Chairman,                               President (September 1987 -                        Occupation
Minot, ND 58703       President, * Length of                  October 2001 and September 2002                   Description
59                    and          Service-Since              - May 2003), Integrity Mutual Funds,
                      Treasurer    1996                       Inc. (formerly known as ND
                                                              Holdings, Inc.); Director,
                                                              President and Treasurer, Integrity
                                                              Money Management, Inc., ND Capital,
                                                              Inc., Integrity Fund Services, Inc.,
                                                              ND Tax-Free Fund, Inc., ND Insured
                                                              Income Fund, Inc. (November 1990 to
                                                              August 1999), Montana Tax-Free Fund,
                                                              Inc., South Dakota Tax-Free Fund,
                                                              Inc., Integrity Fund of Funds, Inc.,
                                                              and Integrity Small-Cap Fund of
                                                              Funds, Inc. (September 1998 to June
                                                              2003); Trustee, Chairman, President,
                                                              and Treasurer, The Integrity Funds
                                                              (since May 2003); Director,
                                                              President, (1996 to August 2003 CEO,
                                                              and Treasurer, Integrity Funds
                                                              Distributor, Inc. (Formerly Ranson
                                                              Capital Corporation); Director (since
                                                              October 1999 to June 2003), President
                                                              (October 1999 - October 2001), Magic
                                                              Internet Services, Inc.; Director
                                                              (since May 2000), President (May 2000
                                                              to October 2001), ARM Securities
                                                              Corporation; Director, CEO, Chairman,
                                                              Capital Financial Services, Inc.
                                                              (since January 2002).

* "Interested Person" as defined in the Investment Company Act of 1940, as amended. Mr. Walstad and Mr. Quist is interested by virtue of being an officer and director of the Funds' Adviser and Principal Underwriter.
** The Integrity Fund Complex consists of the four open-end investment companies in the Integrity family of funds listed above, the Integrity Managed Portfolios (consisting of the 6 Funds) and the Integrity Funds (consisting of 6 series).


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND              OTHER
                      POSITION(S)    TERM OF OFFICE                                             COMPLEX         DIRECTORSHIPS
NAME, ADDRESS         HELD WITH       AND LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY          HELD BY
  AND AGE             REGISTRANT      TIME SERVED              DURING PAST 5 YEARS              TRUSTEE**          TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Officers of the Fund
Peter A. Quist        Vice President * Term-Indefinite        Attorney; Director and Vice          16
1 North Main          and Secretary  * Length of              President, Integrity Mutual Funds,
Minot, ND 58703                        Service-Since          Inc. (formerly known as ND Holdings,
69                                     January 1996           Inc.); Director, Vice President and
                                                              Secretary, Integrity Money
                                                              Management, Inc., ND Capital,
                                                              Inc., Integrity Fund Services,
                                                              Inc., ND Tax-Free Fund, Inc., ND
                                                              Insured Income Fund, Inc. (November
                                                              1990 to August 1999), Montana Tax-
                                                              Free Fund, Inc., South Dakota Tax-
                                                              Free Fund, Inc., Integrity Fund of
                                                              Funds, Inc., Integrity Small-Cap
                                                              Fund of Funds, Inc. (September
                                                              1998 to June 2003), Integrity Funds
                                                              Distributor, Inc., Vice President
                                                              and Secretary, Integrity Funds
                                                              (since May 2003) and Director,
                                                              ARM Securities Corporation (since
                                                              May 2000 to June 2003).

In summarizing the above information, Messrs. Walstad, Backes, Maxson and Aas are directors or trustees, as the case may be, of 6 open-end investment companies advised by the Adviser representing 16 portfolios. Mr. Quist serves as director, vice-president and secretary to 4 open-end investment companies advised by the Adviser (representing 4 portfolios) and as vice-president and secretary to 2 open-end investment companies advised by the Adviser (representing 12 portfolios).

TRUSTEES AND OFFICERS

   The Board of Trustees manages the business and affairs of the Funds and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

   The Independent Trustees are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreement.
When considering approval of the existing advisory agreement, the Independent Trustees evaluate the nature and quality of the services provided by the adviser, the performance of the Fund(s), the adviser's costs and the profitability of the agreement to the adviser, ancillary benefits to the adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

   The Audit Committee consists of the three Independent Trustees of the Funds. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund's internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met five times during the last fiscal year.

   For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below for the calendar year ending December 31, 2002.



                       DOLLAR RANGE           DOLLAR RANGE OF           DOLLAR RANGE OF           DOLLAR RANGE OF
                   OF EQUITY SECURITIES     EQUITY SECURITIES          EQUITY SECURITIES         EQUITY SECURITIES
                       IN THE KANSAS          IN THE KANSAS              IN THE MAINE             IN THE NEBRASKA
NAME OF TRUSTEE        MUNICIPAL FUND    INSURED INTERMEDIATE FUND       MUNICIPAL FUND            MUNICIPAL FUND
-------------------------------------------------------------------------------------------------------------------
Lynn W. Aas                 None                  None                        None                       None
-------------------------------------------------------------------------------------------------------------------
Orlin W. Backes             None                  None                        None                       None
-------------------------------------------------------------------------------------------------------------------
R. James Maxson             None                  None                        None                       None
-------------------------------------------------------------------------------------------------------------------
Robert E. Walstad           None                  None                        None                       None
-------------------------------------------------------------------------------------------------------------------

                                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                              DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY    SECURITIES IN ALL REGISTERED INVESTMENT
                               SECURITIES IN THE NEW          SECURITIES IN THE           COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE               HAMPSHIRE MUNICIPAL FUND     OKLAHOMA MUNICIPAL FUND      IN FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas                            None                         None                        $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------
Orlin W. Backes                        None                         None                              None
-----------------------------------------------------------------------------------------------------------------------------
R. James Maxson                        None                         None                        $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------
Robert E. Walstad                      None                         None                              None
-----------------------------------------------------------------------------------------------------------------------------

   As of December 31, 2002, no Independent Trustee or his immediate family members, owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

   Beginning in March 2003, trustees who are not an "interested person" as that term is defined in the 1940 Act of the Funds are paid an annual fee of $12,000 for serving as director or trustee, as the case may be, on the boards of the funds in the complex. The annual fee paid to the trustees is allocated among the funds in the complex as follows: Each fund pays a minimum of $500, and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Messrs. Quist and Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds.

   The following table sets forth the compensation paid by the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund to each of the trustees and the total compensation paid to each trustee by all the funds in the complex for the calendar year ended December 31, 2002. Because the Maine Municipal
Fund and the New Hampshire Municipal Fund recently began operations, the following table sets forth the compensation estimated to be paid by these funds to each of the trustees for a calendar year. The Funds have no retirement or pension plans.

                            COMPENSATION TABLE

                                                 AGGREGATE*
                         AGGREGATE            COMPENSATION FROM *            AGGREGATE*                     AGGREGATE*
NAME OF PERSON,     COMPENSATION FROM         THE KANSAS INSURED          COMPENSATION FROM             COMPENSATION FROM
POSITION(S)      THE KANSAS MUNICIPAL FUND    INTERMEDIATE FUND     THE NEBRASKA MUNICIPAL FUND    THE OKLAHOMA MUNICIPAL FUND
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas
Trustee                   $2,294.42                $840.45                    $1,170.92                      $892.81
Orlin W. Backes
Trustee                   $2,294.42                $840.45                    $1,170.92                      $892.81
R. James Maxson
Trustee                   $2,294.42                $840.45                    $1,170.92                      $892.81
Robert E. Walstad
Trustee, Chairman,
President,
and Treasurer                -0-                      -0-                        -0-                            -0-
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                          $6,883.26                $2,521.35                   $3,512.76                     $2,678.43

                                       ESTIMATED**                        ESTIMATED**                      TOTAL***
                                       AGGREGATE                          AGGREGATE                   COMPENSATION FROM
NAME OF PERSON,                     COMPENSATION FROM                COMPENSATION FROM                  FUNDS AND FUND
POSITION(S)                      THE MAINE MUNICIPAL FUND     THE NEW HAMPSHIRE MUNICIPAL FUND      COMPLEX PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas
Trustee                                $1170.92                            $500.00                        $10,000.00
Orlin W. Backes
Trustee                                $1170.92                            $500.00                        $10,000.00
R. James Maxson
Trustee                                $1170.92                            $500.00                        $10,000.00
Robert E. Walstad
Trustee, Chairman, President,
and Treasurer                              -0-                                  -0-                           -0-
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                         $3512.76                            $1500.00                       $30,000.00
-----------------------

* Based on compensation paid to the independent trustees for the one year period ended December 31, 2002, for services to the respective Fund.

** Effective December 19, 2003, the Maine Municipal Fund and the New Hampshire Municipal Fund acquired the assets of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund, respectively. Prior to this acquisition, the Maine Municipal Fund and the New Hampshire Municipal Fund had nominal assets. The foregoing information is therefore based on compensation estimated to be paid to the independent trustees for one calendar year for services to the respective Fund.
*** Based on the compensation paid to the trustees for the one-year period ended December 31, 2002 for services to the Funds (excluding Maine and New Hampshire Municipal Funds which did not operate at such time) and five other open-end funds advised by Integrity.

                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of December 10, 2003, the officers and Trustees of each Fund owned, as a group, less than 1% of the shares of each Fund.

   To the best of the knowledge of the respective Fund, as of December 10, 2003, the following persons owned, of record or beneficially 5%, or more of the shares of the Kansas Insured Intermediate Fund.

          NAME                            ADDRESS             PERCENT OWNERSHIP
SEI Trust Company c/o Sunflower   One Freedom Valley Drive         16.67%
       Bank N.A.                      Oaks, PA 19456
  Careco Attn: Mutual Fund
      Administrator

   As of December 10, 2003, no person owned of record or beneficially 5% or more of the Kansas Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund and the Maine Municipal Fund and the New Hampshire Municipal Fund had no outstanding shares.

   As of December 11, 2003, assuming the Maine Municipal Fund and New Hampshire Municipal Fund acquire the assets of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, respectively, effective as of the close of business December 19, 2003, it is anticipated that the following persons will own beneficially or of record 5% or more of the specified Fund's shares:


   MAINE MUNICIPAL FUND
   --------------------
          NAME                          ADDRESS               PERCENT OWNERSHIP
   Barhart Company Nominee    c/o Bar Harbor Trust Services        5.71%
       Attn: Trust Dept.              PO Box 1100
                                Ellsworth, ME 04605-1100

NEW HAMPSHIRE MUNICIPAL FUND
   --------------------
          NAME                           ADDRESS              PERCENT OWNERSHIP
   Primevest Financial Services    400 First Street South,        12.45%
        FBO Richard                     Suite 300
                                        PO Box 283
                                    St. Cloud, MN 56302

        NFSC FEBO                      10 Appleton Ln              6.06%
      Raymod J. Izzo                 Hampstead, NH 03841


                 CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

   Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody,
MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends with the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

   Integrity Fund Services, Inc. ("Integrity Fund Services" or the "Transfer Agent" or "Administrator"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. ("Integrity Mutual"), (formerly known as ND Holdings, Inc.) a North Dakota corporation affiliated to the Adviser, provides each Fund with transfer agent, accounting and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703. As transfer agent, Integrity Fund Services is responsible for, among other things, administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of shares. For its transfer agency services, each Fund pays Integrity Fund Services 0.16% of the average daily net asset value of all outstanding Fund shares up to and including $10 million, 0.13% of the average daily net asset value of all outstanding Fund shares above $10 million and up to $25 million, 0.11% of the average daily net asset value of all outstanding Fund shares above $25 million and up to $50 million, 0.10% of the average daily net asset value of all outstanding Fund shares above $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class.

   Integrity Fund Services also provides accounting services for each Fund, for which each Fund pays at the end of each calendar month an accounting services fee equal to the sum of (i) $2,000 per month and (ii) 0.05% of the respective Fund's average daily net assets on an annual basis for the first $50 million of average daily net assets, 0.04% of the Fund's average daily net assets on an annual basis for the Fund's next $50 million of average daily net assets, 0.03% of the Fund's average daily net assets on an annual basis for the Fund's next $100 million of average daily net assets, 0.02% of the Fund's average daily net assets on an annual basis for the Fund's next $300 million of average daily net assets, and 0.01% of the Fund's average daily net assets in excess of $500 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. For the years ended July 31, 2001, July 31, 2002, and July 31, 2003, the Kansas Municipal Fund paid Integrity Fund
Services $70,462, $70,812, and $66,050, respectively, in accounting services fees. For the years ended July 31, 2001, July 31, 2002, and July 31, 2003, the Kansas Insured Intermediate fund paid Integrity Fund Services, $33,521, $33,861 and $33,107, respectively, in accounting services fees. For the years ended July 31, 2001, July 31, 2002, and July 31, 2003, the Nebraska Municipal Fund paid Integrity Fund Services $43,333, $43,259, and $42,715, respectively, in accounting services fees. For the years ended July 31, 2001, July 31, 2002, and July 31, 2003, the Oklahoma Municipal Fund paid Integrity Fund Services $32,420, $34,371, and $37,098, respectively, in accounting services fees.

   Forum Accounting Services, LLC ("FAcS") served as fund accountant to the Predecessor Funds pursuant to any accounting agreement with the Forum Funds. FacS provided accounting services to each Predecessor Fund, including calculating the NAV per share of each Predecessor Fund and preparing such fund's financial statements and tax returns. For its services, FacS received a fee from each Predecessor Fund at an annual rate of $36,000, plus certain amounts based upon the asset level of the Predecessor Fund, its turnover and the number and types of portfolio securities held by the Predecessor Fund and received certain out-of-pocket expenses. The following table shows the dollar amount of accounting fees accrued by each Predecessor Fund, the amount of fee waived by FAcS, if any, and the actual fee received by FAcS.

                          Accounting Fees    Accounting Fees    Accounting Fees
Maine TaxSaver Bond Fund      Accrued            Waived            Retained
Year Ended March 31, 2003     $50,769             $0               $50,769
Year Ended March 31, 2002     $49,900             $0               $49,900
Year Ended March 31, 2001     $50,900             $0               $50,900


New Hampshire TaxSaver    Accounting Fees    Accounting Fees    Accounting Fees
Bond Fund                     Accrued            Waived              Payable
Year Ended March 31, 2003     $40,010             $0                 $40,010
Year Ended March 31, 2002     $38,900             $0                 $38,900
Year Ended March 31, 2001     $38,900             $0                 $38,900


   Integrity Fund Services also acts as administrator for the Funds managing all aspects of a Fund's operations except those provided by other service providers. Effective October 1, 2003, for its administrative services, each Fund also pays to Integrity Fund Services a monthly administrative services fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. Each Fund pays an additional minimum administrative fee of $500 per month for each additional share class.

   Forum Administrative Services, LLC ("FAdS") served as administrator to the Predecessor Funds, each a series of the Forum Funds, pursuant to an administration agreement with the Forum Funds. FAdS and the Predecessor Fund's investment advisor, Forum Investment Advisors LLC, were under common control and therefore affiliated. As administrator, FAdS was responsible for the supervision of the overall management of the Forum Funds, providing the Forum Funds with general office facilities and providing persons satisfactory to the Forum Board to serve as officers of the Forum Funds. For its services, FAdS received a fee from each Predecessor Fund of 0.20% of average daily net assets (0.10% effective June 1, 2002). The following table shows the dollar amount of administration fees accrued by the respective Predecessor Fund, the amount of fee that was waived by FAdS and the actual fee received by FAdS for the periods indicated.

                          Administration Fees    Administration Fees    Administration Fees
Maine TaxSaver Bond Fund        Accrued                 Waived               Retained
Year Ended March 31, 2003       $45,084                 $6,336               $38,748
Year Ended March 31, 2002       $73,072                 $35,536              $36,536
Year Ended March 31, 2001       $63,622                 $31,811              $31,811


New Hampshire TaxSaver      Administration Fees    Administration Fees    Administration Fees
Bond Fund                       Accrued                 Waived                Payable
Year Ended March 31, 2003       $11,849                 $3,920                $7,929
Year Ended March 31, 2002       $24,769                 $24,156               $613
Year Ended March 31, 2001       $23,578                 $22,606               $972

                           INDEPENDENT AUDITORS

   Each Fund's independent public accountant is Brady Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semiannual unaudited financial statements of the Funds. The independent auditors will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

               MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

   On December 13, 2002, the Board of Trustees, including the independent Trustees, met to renew the Management and Investment Advisory Agreements between the Trust and Ranson Capital Corporation (subsequently renamed Integrity Funds Distributor, Inc. ("Integrity Funds Distributor")) on behalf of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund. Both Integrity and Integrity Funds Distributor are wholly-owned subsidiaries of Integrity Mutual Funds,
Inc. (formerly known as ND Holdings Inc.), a venture capital corporation organized under the laws of North Dakota on September 22, 1987. In evaluating the foregoing agreements, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to, the following: (a) the nature and quality of the adviser's services; (b) the performance of the fund; (c) the adviser's cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger; (d) any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company and (e) the amount of fees charged in comparison to those of other investment companies. In evaluating the Adviser's services and their fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Investment Management Agreements with the foregoing Funds, the Trustees considered, among other things, the fees, the Funds' past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the advisers. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Funds. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Investment Management Agreements with Integrity Funds Distributor on behalf of the above Funds.

   On July 25, 2003, the Board of Trustees, including the independent trustees, met to consider the possible replacement of Integrity Funds Distributor with Integrity as Adviser to the Kansas Municipal Fund, the

Kansas Insured Intermediary Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund. The proposed change in the advisory services relationship would not result in any change to the personnel, policies or operations used to manage the Funds. Such change would merely reflect an internal restructuring of the Integrity family of advisory service providers. The management and investment advisory personnel of Integrity Funds Distributor that formerly provided investment management services to the Funds would now
do so as the personnel of Integrity.    In approving Integrity as the adviser
to the respective Funds replacing Integrity Funds Distributor, the Board in addition to the factors outlined above, considered the fact that there would be no change in personnel, policies, services, fees or operations used in managing the Funds. The independent Trustees approved Integrity as Adviser to the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund. In addition, at the July meeting and subsequently at a meeting held on September 24, 2003, the Board of Trustees, including the independent trustees, approved Integrity as Adviser to the Maine Municipal Fund and the New Hampshire Municipal Fund on the same basis as outlined above. As of the date of this Statement of Additional Information, Integrity is the investment adviser to the Funds making the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment decisions through identical portfolio management teams as did Integrity Funds Distributor. The address of Integrity is 1 Main Street North, Minot, North Dakota 58703.


   The Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom a Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides certain administrative services, and permits its officers and employees to serve without compensation as trustees and officers of a Fund if duly elected to such positions.

   For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay the Adviser an annual management fee, payable monthly, of 0.50% of the respective Fund's average daily net assets. Under the terms of each Investment Management Agreement with respect to the Funds, the Adviser has agreed to pay all expenses of a Fund, including the Fund's management and investment advisory fee and the Fund's dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% (0.75% with respect to the Kansas Insured Intermediate Fund) of the Fund's average daily net assets on an annual basis (up to the amount of the investment advisory and management fee payable by the Fund to the Adviser in the case of each Fund, other than the Kansas Insured Intermediate Fund). In addition, with respect to the Maine Municipal Fund and New Hampshire Municipal Fund, Integrity has agreed to waive fees and reimburse certain expenses of the respective Fund, excluding taxes, interest, portfolio transaction expenses and extraordinary expenses that exceed 0.95% of the respective Fund's average daily net assets on an annual basis through December 20, 2004. Reimbursements by the Adviser for a Fund's expenses will be paid monthly based on annualized year to date expenses. All other expenses shall be paid by the respective Fund.
In addition, the Adviser may at its own discretion from time to time waive fees and reimburse expenses. The table below sets forth the advisory fees paid by the Funds noted below to Integrity Funds Distributor (the former adviser), net of any expenses reimbursements, and the fees waived and expenses reimbursed by Integrity Funds Distributor for the periods indicated.

                                                  MANAGEMENT FEES
                                            NET OF EXPENSE REIMBURSEMENT
                                           TO INTEGRITY FUNDS DISTRIBUTOR                     FEE WAIVERS AND EXPENSE
                                               FOR THE YEAR ENDED*                        REIMBURSEMENTS FOR THE YEAR ENDED
                                          -------------------------------                 ---------------------------------
                                          7/31/01     7/31/02     7/31/03                 7/31/01     7/31/02     7/31/03
The Kansas Municipal Fund                 $521,210    $525,175    $469,450                     $0          $0          $0
The Kansas Insured Intermediate Fund       $62,672     $66,912     $56,913                $31,627     $30,500     $36,281
The Nebraska Municipal Fund               $174,801    $185,376    $190,066                $17,395      $5,395          $0
The Oklahoma Municipal Fund                    $45     $16,912     $74,829                $83,361     $85,632     $58,012
---------------------------

Each Predecessor Fund paid an advisory fee at an annual rate of 0.40% of the average daily net assets of such fund to Forum Investment Advisors LLC ("FIA"). The table below sets forth advisory fees paid by the Predecessor Funds to FIA, net of any expense reimbursements, and the fees waived by FIA for the periods indicated.


                                                  MANAGEMENT FEES
                                             NET OF FEE WAIVERS TO FIA
                                                FOR THE YEAR ENDED       FEE WAIVERS FOR THE YEAR ENDED
                                          -------------------------------------------------------------
                                          3/31/01   3/31/02   3/31/03      3/31/01   3/31/02   3/31/03
Maine TaxSaver Bond Fund                  $62,686   $140,066  $152,817     $64,557   $6,078    $2,175
New Hampshire TaxSaver Bond Fund          $9        $0        $0           $47,148   $49,538   $39,556

   The Investment Management Agreement with each Fund (other than the Maine Municipal Fund and New Hampshire Municipal Fund) will continue in effect from year to year if specifically approved by the Fund's trustees or the Fund's shareholders and by the Fund's disinterested trustees in compliance with the requirements of the 1940 Act. The Investment Management Agreement of the Maine Municipal Fund and the New Hampshire Municipal Fund shall continue in effect until its second anniversary after its effectiveness and thereafter will continue year to year if specifically approved by the Fund's trustees or such Fund's shareholders and by the disinterested trustees in the manner required by the 1940 Act. The Investment Management Agreements may be terminated without penalty upon 60 days' written notice by either party and will automatically terminate in the event of assignment.

   Robert E. Walstad, a trustee and officer of the Trust, and Peter A. Quist, an officer of the Trust, are also directors and officers of the Adviser as indicated under "Management of the Funds."

                             CODE OF ETHICS

   You should also note that Integrity, the Funds' Adviser, Integrity Funds Distributor (formerly known as Ranson Capital Corporation) (the "Distributor") and the Funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.

                          PROXY VOTING POLICIES

   The Board of Trustees has delegated to the Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings. The Trustees will review each Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy"). Under the Policy, the Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

   The Adviser generally will vote in accordance with corporate management's recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Adviser may vote for or against corporate management's recommendations on such matters. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Adviser and in such circumstances, the Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

   Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-276-1262, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                           PORTFOLIO TRANSACTIONS

   Allocation of portfolio transactions to various brokers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Adviser may consider a number of factors in determining brokers to use for a Fund's portfolio transactions including the quality, quantity, price and nature of each firm's professional services. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Adviser may consider a broker's services including execution, clearance procedures, and wire service quotations. The Adviser may also consider statistical and other investment research information provided to the Funds and the Adviser. Research services may include advice as to the value of securities; quotes to value a Fund's assets; the advisability of investing in purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Any research benefits derived are available for all clients of the Adviser and not all the services may be used by the Adviser in connection with a Fund. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by one of its staff, the receipt of research information is not expected to materially reduce the Adviser's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms have sold or are selling shares of a Fund and that certain firms provide market, statistical or other research information to the Funds and the Adviser. The Adviser and the Funds may place orders to effect purchases and sales of portfolio securities with and pay brokerage commissions to brokers that are affiliated with the Funds, the Adviser or Distributor, or selected dealers participating in the offering of a Fund's shares. Subject to rules adopted by the Securities and Exchange Commission, a Fund may also purchase municipal securities from other members of underwriting syndicates of which the Distributor or other affiliates of the Funds are members.

   If it is believed to be in the best interests of a Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the respective Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of their services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

   If purchases or sales of securities for a Fund, for one or more Funds of the Trust, investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Funds, investment companies and other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

   The Funds expect that their portfolio transactions in municipal securities will generally be effected on a principal (as opposed to agency) basis and, accordingly, do not expect to incur significant brokerage commissions. Each Fund's cost of portfolio transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. Commissions will be paid on the Funds futures and option transactions, if any.

   While the Adviser will be primarily responsible for the placement of the Funds' business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

   The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which require that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to affiliated brokers.

   The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund did not pay brokerage commissions during the fiscal years ended July 31, 2001, July 31, 2002 and July 31, 2003. The Predecessor Funds did not pay any brokerage commissions during their fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001.
..

                            THE DISTRIBUTOR

   Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor (the Distributor), a wholly-owned subsidiary of Integrity Mutual Funds, 1 North Main, Minot, North Dakota 58703. Robert E. Walstad is a trustee, chairman, president and treasurer of the Trust, and Peter A. Quist is vice president and secretary of the Trust. Both Mr. Walstad and Mr. Quist are also directors and officers of the Distributor. Pursuant to a Distribution and Services Agreement with each Fund, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares. The Distributor receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the dealers who sold the shares; the Distributor may act as such a dealer. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

   Under the Distribution and Services Agreement between the respective Fund and the Distributor, the Distributor pays the expenses of distribution of a Fund's shares, including preparation and distribution of literature relating to a Fund and its investment performance and advertising and public relations material. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and of sending prospectuses to existing shareholders. Each Fund will pay the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states after the initial qualification of the shares. In addition, each Fund (other than the Kansas Insured Intermediate Fund) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the respective Fund will pay some costs of the distribution of its shares. Such Funds will each pay the Distributor annually 0.25% of the average daily net assets of respective Fund and the Distributor may in turn pay firms that sell the respective Fund's shares an annual service fee of up to 0.25% of average daily net assets of their customer accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by the Distributor.
See "Shareholder Services Plan" below.

   Each Distribution and Services Agreement (other than the Maine Municipal Fund and New Hampshire Municipal Fund's Distribution and Services Agreements) continues in effect from year to year if specifically approved at least annually by the shareholders or Board of Trustees of the Fund and by the Fund's Independent Trustees in compliance with the Investment Company Act of 1940. Each Distribution and Services Agreement for the Maine Municipal Fund and New Hampshire Municipal Fund will continue until its second anniversary date after effectiveness and continues, year to year thereafter so long as approved in the manner required by the 1940 Act (i.e., by the board of trustees or majority of shareholders and the disinterested trustees). Each agreement applicable to the Funds (other than the Kansas Insured Intermediate Fund, the Maine Municipal Fund and the New Hampshire Municipal Fund) may be terminated without penalty upon sixty days' written notice by the majority of the Independent Trustees or outstanding voting securities or ninety days' written notice by the Distributor and will automatically terminate if it is assigned. The agreements applicable to the Kansas Insured Intermediate Fund, the Maine Municipal Fund and New Hampshire Municipal Fund may be terminated by the Distributor or the Fund upon ninety days' written notice and will automatically terminate if it is assigned.

   The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

                                                                                           AMOUNT RETAINED
                                             UNDERWRITING COMMISSIONS                     BY THE DISTRIBUTOR
FUND                                         FOR THE FISCAL YEAR ENDED                 FOR THE FISCAL YEAR ENDED
                                          -------------------------------------------------------------------------
                                          7/31/01      7/31/02      7/31/03        7/31/01      7/31/02      7/31/03
The Kansas Municipal Fund                $124,752     $197,935      $158,881       $19,080      $31,169      $25,181
The Kansas Insured Intermediate Fund       $6,228      $32,937       $30,578          $566       $3,607       $3,396
The Nebraska Municipal Fund               $90,421     $133,609      $167,159       $13,829      $20,088      $24,203
The Oklahoma Municipal Fund               $72,253     $186,450      $408,404       $11,050      $28,094      $62,287
----------------------

   The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

                                        NET UNDERWRITING
                                          DISCOUNTS AND        BROKERAGE
FUND                                       COMMISSIONS        COMMISSIONS       OTHER
The Kansas Municipal Fund                    $25,181              $0          $182,246*
The Kansas Insured Intermediate Fund          $3,396              $0                $0
The Nebraska Municipal Fund                  $24,203              $0           $32,354*
The Oklahoma Municipal Fund                  $62,287              $0                $0
----------------------

* The Distributor received this amount under the 12b-1 plan of the respective Fund.

   Forum Fund Services, LLC ("FFS") served as distributor to the Predecessor Funds. The following table shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS and the amount of sales charge retained by FFS for the periods indicated.

MAINE TAXSAVER BOND FUND       AGGREGATE SALES
                                    CHARGE           AMOUNT RETAINED      AMOUNT REALLOWED
Year Ended March 31, 2003          $82,727               $14,075              $68,642
Year Ended March 31, 2002          $146,419              $23,215              $123,204
Year Ended March 31, 2001          $79,460               $14,255              $65,205

NEW HAMPSHIRE TAXSAVER BOND FUND    AGGREGATE SALES
                                         CHARGE           AMOUNT RETAINED      AMOUNT REALLOWED
Year Ended March 31, 2003                $31,897               $2,644              $29,253
Year Ended March 31, 2002                $30,062               $5,254              $24,808
Year Ended March 31, 2001                $25,771               $4,996              $20,775

                        SHAREHOLDER SERVICES PLANS

   Each Fund (except for the Kansas Insured Intermediate Fund) has adopted a shareholder services plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

   Under each Fund's Plan, the applicable Fund (other than the Kansas Insured Intermediate Fund) will pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund (the "12b-1 Fee"). The Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the "Accounts"), provided that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, the Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee to the Distributor is calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

   Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Funds' Board of Trustees, including a majority of the trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees"). Each Fund's Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

   The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required. The table below provides the fees paid by Funds, under the Plan, net of waivers, for the period indicated, and the amount of fees waived by the Distributor.


                               12B-1 FEES PAID
                                AFTER WAIVERS       AMOUNT OF 12B-1 FEES WAIVED
                               FOR FISCAL YEAR           BY DISTRIBUTOR FOR
                                ENDED 7/31/03        FISCAL YEAR ENDED 7/31/03
The Kansas Municipal Fund          $182,246                   $52,479
The Nebraska Municipal Fund         $32,354                   $62,679
The Oklahoma Municipal Fund              $0                   $66,420
----------------------



   The 12b-1 Fees paid by the Kansas Municipal Fund during the fiscal year ended July 31, 2003 were spent as follows: $145,718 as compensation to broker-dealers for services; $1,670 on promotion and advertising; $3,141 on distribution-related overhead; $60,292 for salaries and payroll taxes and $(39,597) was absorbed by the Distributor.

   The 12b-1 Fees paid by the Nebraska Municipal Fund during the fiscal year ended July 31, 2003 were spent as follows: $53,194 as compensation to broker-dealers for services; $3,310 on promotion and advertising; $8,782 on distribution-related overhead; $33,411 for salaries and payroll taxes and $(98,697) was absorbed by the Distributor.

   The 12b-1 Fees paid by the Oklahoma Municipal Fund during the fiscal year ended July 31, 2003 were spent as follows: $22,075 as compensation to broker-dealers for services; $15,256 on promotion and advertising; $33,625 on distribution-related overhead; $29,218 for salaries and payroll taxes and $(100,174) was absorbed by the Distributor.

   The Distributor is a wholly-owned subsidiary of Integrity Mutual Funds. Robert E. Walstad and Peter A. Quist are directors and CEO and vice president, respectively, of Integrity Mutual Funds. Mr. Walstad is also a trustee and officer of the Funds and a director and officer of the Distributor. Mr.
Quist is an officer of the Funds and a director and officer of the Distributor. See "Management of the Funds." Mr. Walstad and Mr. Quist are also shareholders of Integrity Mutual Funds and, accordingly, may indirectly benefit from the payment of 12b-1 Fees or brokerage commissions by the Funds to the Distributor.

   The Predecessor Funds to the Maine Municipal Fund and the New Hampshire Municipal Fund did not adopt a 12b-1 plan; however, the Predecessor Funds did adopt a non-12b-1 shareholder service plan effective June 1, 2002. Pursuant to the Shareholder Service Plan between Forum Funds and FAdS, FAdS was authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by Forum Shareholder Services, LLC, the transfer agent of each Predecessor Fund. Under the Plan, FAdS could enter into shareholder service agreements with financial institutions or other persons who provide shareholder servicing activities for their clients invested in the Predecessor Fund. As compensation for shareholder servicing activities, each Predecessor Fund paid the shareholder servicing agent, through FAdS, a fee of up to 0.25% of that class' average daily net assets of the shares owned by investors for which the shareholder servicing agent maintained a servicing relationship.


        ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES

   You may purchase shares of a Fund at the public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The examples assume a purchase on July 31, 2003 of shares from the respective Fund aggregating less than $50,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based on net asset value of the shares. As the Maine Municipal Fund and the New Hampshire Municipal Fund did not have shares outstanding at the time, the calculation of offering price is for example purposes only.

                                                       THE KANSAS              THE NEBRASKA             THE OKLAHOMA
                                                       MUNICIPAL                 MUNICIPAL                MUNICIPAL
                                                         FUND                      FUND                      FUND
Net asset value per share                               $11.19                    $10.62                    $11.09

Per Share Sales Charge _ 4.25% of public                $0.50                     $0.47                     $0.49
offering price (4.44% of net asset value
per share)

Per Share Offering Price to the Public                  $11.69                    $11.09                    $11.58

Shares Outstanding (July 31, 2003)                   7,941,182                 3,458,937                 2,868,263

                                      MAINE MUNICIPAL FUND*        NEW HAMPSHIRE MUNICIPAL FUND*
Net asset value per share                  $11.11                        $10.68
Per Share Sales Charge ___ 4.25%
of public offering price
(4.44% of net asset value per share)       $0.49                         $0.47
Per Share Offering Price to the Public     $11.60                        $11.15
Shares Outstanding (July 31, 2003)          N/A
---------------------

* The Maine Municipal Fund and New Hampshire Municipal Fund did not have shares outstanding at the time and only had nominal assets prior to their acquisition of the assets of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, respectively. Accordingly, the calculation of public offering price is for example purposes only.



                                                              THE KANSAS INSURED
                                                               INTERMEDIATE FUND
Net asset value per share                                           $11.60
Per Share Sales Charge __ 2.75% of public offering price
(2.85% of net asset value per share)                                $0.33
Per Share Offering Price to the Public                              $11.93
Shares Outstanding (July 31, 2003)                               1,592,377


   Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

   Each Fund receives the net asset value of all its respective shares that are sold. The Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time the Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which the Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale.

   Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

   The Maine Municipal Fund and the New Hampshire Municipal Fund will not issue share certificates while the other Funds may do so. However, in order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares unless requested to do so by notifying the Transfer Agent in writing that the investor elects not to be enrolled in the open account program. You may write to the Transfer Agent, Integrity Fund Services, Inc., at 1 North Main, Minot, North Dakota 58703. The Transfer Agent will send share certificates representing the full and fractional shares of the respective Fund and you will be required to surrender the certificates to redeem or exchange such shares. Fund share certificates will be mailed within 10 days of an investor's request. Certificates will not be sent outside of the United States. Investors should promptly notify the respective Fund if certificates are not received. A Fund will not file a mail loss claim later than one year after the issuance of Fund share certificates. After one year, investors requesting replacement certificates may be required to post an insurance bond in the amount of 2% of the market value of the certificated shares.

MINIMUM INVESTMENT

   The minimum initial investment is $1,000, and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains). Each Fund reserves the right to redeem its Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

                          SALES CHARGE REDUCTIONS

Letters of Intent

   An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge. In connection with the determination of sales charges applicable to the purchase of shares of a Fund, the Letter of Intent program will take into account investments in shares of any other mutual fund carrying a sales load of which Integrity Funds Distributor is the Distributor.

GROUP PROGRAM

   Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

   Description of Group Program. If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Funds' Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

   Criteria for the Group Program. The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

      (a) The administrator of an investor's investment program must have entered into an agreement with the Distributor.

      (b) Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

      (c) Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

   Additional Criteria for the Group Program. As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

RIGHTS OF ACCUMULATION

   A purchase of shares may qualify for a cumulative quantity discount. The applicable sales charge will be based on the total of:

      (a)   the investor's current purchase; and

      (b) the net asset value (at the close of business on the previous day) of the shares of the Funds held by an investor.

   For example, if an investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

   To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

CONCURRENT PURCHASES

   An investor who concurrently purchases shares of the Kansas Insured Intermediate Fund and shares of the Kansas Municipal Fund will be charged the sales charge on the respective purchase at the level specified in the respective prospectus based on the aggregate dollar value of the combined purchases.

   An investor or his or her dealer or agent must notify the Transfer Agent whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated by the Distributor at any time. For more information about quantity discounts, contact the dealer or agent from which the Funds' Prospectus was obtained or the Distributor.

                         SALES LOAD WAIVERS

   Shares of the Funds may be sold at net asset value to the officers and Trustees of the Funds, to any subsidiary companies of Integrity and the Distributor and to any employees of Integrity and the Distributor or to members of their immediate families. Immediate family members shall include spouses, children, fathers, mothers, brothers or sisters. Shares of the Funds may also be sold at their net asset value to broker-dealers having sales agreements with the Distributor, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with the Distributor, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds.

   Financial institutions may purchase shares of the Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a sales charge equal to 0.75% of the public offering price (0.76% of the net amount invested), which includes a dealer allowance of 0.70% of the public offering price. State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above may also purchase shares of the Fund.

UNIT INVESTMENT TRUST REINVESTMENT

   Investors in any Series of The Kansas Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Kansas Municipal Fund or Kansas Insured Intermediate Fund with no sales charge and no minimum investment. Investors in any Series of The Nebraska Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Nebraska Municipal Fund with no sales charge and no minimum investment. Such Funds reserve the right to modify or terminate this program at any time.

REDEMPTIONS FROM OTHER FUNDS

   Shares of the Funds may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption of shares of an unrelated investment company which does not impose a contingent deferred sales charge or redemption fee and where the investor paid an initial sales charge. Purchases must be made within 60 days of the redemption date. Each Fund reserves the right to modify or terminate this privilege at any time. Shares of the Funds may also be purchased at net asset value without a sales charge if the purchase represents the reinvestment of proceeds of the redemption of shares of one or more registered investment companies not affiliated with Integrity that are subject to merger with or acquisition by the Funds.

   In addition, shares of the Kansas Insured Intermediate Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption of shares of the Kansas Municipal Fund. Similarly, where the amount invested is documented to be proceeds from the redemption of shares of the Kansas Insured Intermediate Fund, shares of the Kansas Municipal Fund may be purchased at net asset value plus a sales charge equal to the difference between the sales charge set forth under "The Shares We Offer" in the Prospectus and the sales charge originally paid with respect to the redeemed shares of the Kansas Insured Intermediate Fund. Purchases must be made within 60 days of the redemption date. The Kansas Municipal Fund and Kansas Insured Intermediate Fund reserve the right to modify or terminate these privileges at any time.

                            SPECIAL PROGRAMS

EXCHANGE PRIVILEGE

   By contacting the Transfer Agent, a shareholder may exchange some or all of his shares into any of the funds underwritten by Integrity Funds Distributor at net asset value, subject to these conditions: (1) when exchanging into shares of a back-end load fund, no contingent deferred sales charge will be imposed upon redemption of the newly acquired shares; (2) shares must be held for at least six months prior to exchange when exchanging into a higher-load fund, subject to the following. Shareholders of the Kansas Insured Intermediate Fund must pay a sales charge equal to the difference between the sales charge set forth under "The Shares We Offer" in the Funds' Prospectus of the higher-load fund and the sales charge originally paid with respect to the exchanged shares; and (3) when exchanging into another single-state municipal fund, the shareholder must be a resident of that state or any other state in which the Fund is registered.

   Each exchange involves the redemption of fund shares to be exchanged and the purchases of fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the fund whose shares he owns before making an exchange.

   For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SYSTEMATIC WITHDRAWAL PROGRAM

   The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly or annually. Sufficient shares will be redeemed from the investor's account for the designated amount so that the payee will receive it approximately the first of each month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

   It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Therefore, a Fund will not knowingly permit an investor to make additional investments of less than $5,000 if an investor is at the same time making systematic withdrawals at a rate greater than the dividend distributions being paid on such investor's shares. Each Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice, and investors may withdraw from the program at any time. For additional information, see "Systematic Withdrawal Plan" in the Funds' Prospectus.

PREAUTHORIZED INVESTMENT PROGRAM

   An investor may establish an automatic investment program with his or her Fund account. With the Preauthorized Investment Program, monthly investments (minimum $50) are made automatically from an investor's account at a bank, savings and loan or credit union into such investor's Fund account. The Preauthorized Investment Program may not be used with passbook savings accounts. Each Fund reserves the right to modify or terminate this program at any time. See "Systematic Investing-The Preauthorized Investment Program" in the Funds' Prospectus for additional information.

REINSTATEMENT PRIVILEGE

   An investor who has redeemed shares of a Fund may reinvest up to the full amount of such redemption at net asset value at the time of reinvestment. An investor using this privilege a year or more after such investor redeemed shares of the respective Fund must file a new account application and provide proof that such investor was a shareholder of the Fund. See "Taxes" regarding the potential tax implications of exercising this privilege. Each Fund reserves the right to modify or terminate this privilege at any time.

                       REDEMPTION OF SHARES

   Any shareholder may require its respective Fund to redeem shares. Redemption requests must be in writing, accompanied by any issued certificates (for investor protection, certificates should be sent by registered mail). Redemption requests over $50,000 and any certificates or stock power must be endorsed by all registered owners with signatures guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

   Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Distributor and from which this Prospectus was received, which dealer or agent will telephone such request to the Distributor. The investor will receive the net asset value next determined after the Distributor receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

   Whether shares are redeemed by the Fund or sold through an investor's dealer or agent, a check for the proceeds ordinarily will be mailed to an investor or his or her dealer or agent as promptly as practicable but in no event later than seven days after a redemption request or repurchase order and share certificates (if any) are received in proper form as set forth above.

                          DIVIDENDS AND TAXES

DIVIDENDS

   All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year at or around the end of the Fund's fiscal year. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

   Each Fund automatically will credit monthly distributions and any capital gain distributions to an investor's account in additional shares of the respective Fund valued at net asset value on the date such distributions are payable, without sales charge, unless an investor notifies the Transfer Agent to have distributions received in cash. Distributions that are reinvested are treated as cash distributions for income tax purposes.

   A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

   Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

FEDERAL INCOME TAXES

   Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

   Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

   To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

   As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirements are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as a ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

   Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. Each Fund's dividends payable from net tax-exempt interest earned from municipal securities and designated by the Fund as an exempt-interest dividend in a written notice mailed to its shareholders no later than 60 days after the close of its taxable year, will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the respective Fund's total assets consists of tax-exempt municipal securities. Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

   Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

   "The Revenue Reconciliation Act of 1993" (the "1993 Tax Act") subjects tax-exempt municipal securities to the market discount rules of the Code effective for municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Fund holds a municipal security would be recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund's taxable income, would be taxable to shareholders as ordinary income.

   For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

   Exempt-interest dividends received by a shareholder which are not attributable to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

   Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceeds certain base amounts. Exempt interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient's income exceeds certain established amounts.

   Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the respective Fund.

   Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares.

   Because the Funds do not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

   Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her share. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

   Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.


SALE OR EXCHANGE OF FUND SHARES

   Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

   Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before the ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder receives an exempt-interest dividend from a Fund and sells his or her share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend. Any loss (to the extent not disallowed as described in the prior sentence) realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENT

   Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into high taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

   The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

BACKUP WITHHOLDING

   The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.
This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TRANSACTIONS

   Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

STATE TAXES

   The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a regulated investment company for federal income tax purposes. This discussion is based on state laws as enacted and construed on the date of this Statement of Additional Information, and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below, and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.


   Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a Fund. Further, most states restrict deductions for capital losses.

   Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

   Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.


   THE KANSAS MUNICIPAL FUND AND KANSAS INSURED INTERMEDIATE FUND. Exempt interest dividends from the Kansas Municipal Fund and Kansas Insured Intermediate Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987, (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries and corporations (other than insurance companies, banks, trust companies and savings and loan associations). Distributions from the Kansas Municipal Fund and Kansas Insured Intermediate Fund, including exempt interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies and on banks, trust companies and savings and loan associations, when received by shareholders subject to such taxes.


   THE MAINE MUNICIPAL FUND. Exempt interest dividends from the Maine Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from intereston (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates and corporations. However, dividends taken into account in determining a taxpayer's federal alternative minimum tax liability may also be taken into account in determining the taxpayer's state minimum tax imposed by the State of Maine. Shares of the Maine Municipal Fund and dividends from the Maine Municipal Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.


   THE NEBRASKA MUNICIPAL FUND. Exempt interest dividends from the Nebraska Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from, and are reported to an investor as being derived from, interest on (i) obligations of the State of Nebraska or its political subdivisions and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income taxes imposed by the State of Nebraska on individuals, trusts, estates and corporations. However dividends taken into account in determining a taxpayer's federal alternative minimum tax liability may affect an investor's tax liability under the income taxes imposed by the State of Nebraska. Dividends from the Nebraska Municipal Fund could affect the maximum franchise tax rate imposed by the State of Nebraska on certain financial institutions.

   THE NEW HAMPSHIRE MUNICIPAL FUND. Exempt interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from, and are reported to an investor as being derived from, interest on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax and Business Profits Tax imposed by the State of New Hampshire. Exempt interest dividends from the New Hampshire Municipal
Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax and Business Profits Tax imposed by the State of New Hampshire.

   THE OKLAHOMA MUNICIPAL FUND. Exempt interest dividends from the Oklahoma Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals.

   The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal and state income taxation as in effect as of the date of this Statement of Additional Information. Investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

       ADDITIONAL INFORMATION REGARDING ORGANIZATION AND SHARE ATTRIBUTES

   Integrity Managed Portfolios is a non-diversified, open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust ("Trust Agreement") dated August 10, 1990, and is the type of organization commonly known as a "Massachusetts business trust." It is a series company as contemplated under Rule 18f-2 under the 1940 Act. Each of the Funds is a non-diversified management investment company organized as a series of the Trust. The Funds currently are the only outstanding series of the Trust. The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

   The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, from each series that is designated by the Board of Trustees. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such portfolio with each other share of such portfolio and to such dividends and distributions out of the income belonging to such portfolio as are declared by the Trustees. The shares do not have cumulative voting rights nor any preemptive rights or conversion rights. In case of a liquidation, subject to the rights of creditors, the holders of shares of each portfolio being liquidated will be entitled to receive as a series an equal proportionate interest in the distribution out of the net assets belonging only to that portfolio. Under the Trust Agreement, expenses attributable to any specific portfolio (whether start-up for a new portfolio or on-going operating expenses) will be borne by that portfolio. Any general expenses of the Fund not readily identifiable as belonging to a particular portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, usually in proportion to the portfolio's relative net assets. The net asset value of the shares of any portfolio will be computed based only upon the net assets of such portfolio.

   Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Fund as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of Fund shareholders. Thus, the risk of Fund shareholder liability is slight and limited to a circumstance where a Fund itself is unable to meet its obligations.

   As a general matter, each Fund is not required to and does not intend to hold annual or other meetings of the respective Fund's shareholders. However, the Trust Agreement provides for Fund shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (such as a Fund's Management and Investment Advisory Agreement); (c) any termination or reorganization of the Trust or any Fund to the extent and as provided in the Trust Agreement;
(d) any amendment of the Trust Agreement (other than amendments establishing and designating new series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is internally inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for a Fund to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Fund or the shareholders; and (f) with respect to such additional matters relating to the respective Fund as may be required by the 1940 Act (such as changes in a Fund's investment policies and restrictions), the Trust Agreement, the by-laws of a Fund, or any registration of a Fund with the Securities and Exchange Commission or any state or as the Trustees may consider necessary or desirable.

   Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. In connection with the shareholders' right to remove a Trustee, shareholders will be assisted with their communication in such manner.

   Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires, or is removed by the shareholders or a majority of the Trustees.

   The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all Fund shares entitled to vote, irrespective of portfolio, shall be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act, such requirements as to a separate vote by that portfolio shall apply in lieu of the aggregate voting as described above, and (b) when the Trustees have determined that the matter affects only the interests of one or more portfolios, then only shareholders of the affected portfolios shall be entitled to vote thereon.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company with separate portfolios like this Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio "affected by" such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless the interests of each portfolio in the matter are substantially identical or the matter does not affect any interests of such portfolio. The Rule specifically exempts the selection of independent auditors, the approval of principal underwriting contracts and the election of trustees from such separate voting requirements. In addition, the Rule provides that a majority vote of a portfolio's shareholders is effective approval of an advisory contract for that series, unless state law requires otherwise. In addition, changes in certain investment policies of an investment company are also subject to separate voting requirements.

   The Trust Agreement provides that the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast on a matter (or if voting is to be by portfolio, shareholders of each portfolio entitled to vote at least thirty percent (30%) of the votes entitled to be cast by each portfolio) shall constitute a quorum. This permits a meeting of shareholders of a Fund to take place even if less than a majority of the shareholders are present on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum (the election of Trustees and the ratification of the selection of independent public accountants are examples). Some matters requiring a larger vote under the Trust Agreement, such as termination or reorganization of a Fund and certain amendments of the Trust Agreement, would not be affected by this provision. This is also true with respect to matters which under the 1940 Act require the vote of a majority of the outstanding voting shares (as defined below) of the Trust or a particular portfolio.

   As used in this Statement of Additional Information, the term "majority of the outstanding shares" of either the Trust or a particular portfolio of the Trust means the vote of the lesser of (i) 67% or more of the shares of the Trust or such portfolio present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or of such portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such portfolio.

   Under the terms of the Trust Agreement, a Trustee is liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or of law. The Trust Agreement provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust (or the predecessor corporation) but such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also provides that any agreement or undertaking by the Trustees on behalf of the Trust is binding upon the Trust only and not on the Trustees personally.

                         EXPENSES OF THE FUND

   Each Fund's expenses include, among others, management and investment advisory fees, accounting and administrative fees, taxes, brokerage fees and commissions, if any, fees of Disinterested Trustees, any Rule 12b-1 distribution or service fees, expenses of Trustees' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Distributor), expenses of printing and mailing certificates, association membership dues, charges of a Fund's custodian, and bookkeeping, auditing and legal expenses, and the fees and expenses of registering a Fund and its shares with the Securities and Exchange Commission, registering or qualifying its shares under state securities laws and the expenses of preparing and mailing prospectuses and reports to shareholders.

                            PERFORMANCE DATA

   From time to time, a Fund may advertise several types of performance information. These are "current yield," "tax equivalent yield," "distribution rate," "average annual total return," and "total return" figures. Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Fund. These various measures of performance are described below. The Maine Municipal Fund and the New Hampshire Municipal Fund acquired the assets of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund, respectively (i.e., the Predecessor Funds) on the close of business December 19, 2003. Prior to the reorganization, the Maine Municipal Fund and the New Hampshire Municipal Fund had nominal assets. The Predecessor Funds were also advised by FIA. Accordingly, for periods prior to the acquisition, performance information of the Predecessor Funds during which they were advised by FIA has been reflected below. Subsequent to the acquisition, the Maine Municipal Fund and the New Hampshire Municipal Fund will be advised by Integrity which may produce different investment results than those achieved by the Predecessor Funds when advised by FIA.

   In addition, from time to time, a fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes and may also be compared to the performance of other fixed income or government bond mutual funds or mutual fund indexes as reported by entities such as Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely recognized independent mutual fund reporting service. Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

YIELD

   Yield reflects the income per share deemed earned by a Fund's portfolio investments. The 30-day SEC yield for the one-month period ending July 31, 2003, for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund was 3.897%, 2.673%, 3.861%, and 3.417%, respectively. The 30-day SEC yield for the one-month period ended March 31, 2003 for the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund (the Predecessor Funds to the Maine Municipal Fund and the New Hampshire Municipal Fund) was 2.18% and 2.11%, respectively. The Predecessor Funds were advised by FIA during this time. Absent fee waivers and expense assumptions, the 30-day SEC yield (described below) as of July 31, 2003 for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund was 3.834%, 2.455%, 3.726%, and 3.036%, respectively.

   Yield is determined in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission by dividing the net investment income earned per share for a stated period (normally one month or thirty days) and by the maximum public offering price on the last day of the evaluation period according to the following formula:

CY = 2{(a-b/cd + 1)6 -1}

Where:
   a  =   Dividends and interest earned during the period

   b  =   Expenses accrued for the period (net of reimbursements)

   c  =   Average daily number of shares outstanding during the period that were entitled to receive dividends

   d  =   The maximum offering price per share on the last day of the period

   The Securities and Exchange Commission's rules for calculating yield require the use of certain standardized accounting practices which are not necessarily consistent with those used by a Fund in the preparation of its audited financial statements or federal tax return. A Fund's yield may therefore not equal its distribution rate, the income paid to an investor's account or the income reported in the Fund's financial statements. Each Fund's yield figure is based upon historical results and is not necessarily representative of future performance.

TAX EQUIVALENT YIELD

   Tax equivalent yield shows the yield from a taxable investment which would produce an after tax yield equal to that of a fund that invests in tax-exempt securities. The tax equivalent yield is determined by dividing that portion of yield which is tax-exempt by the remainder of one minus a stated combined federal and state income tax rate and adding to the product to that portion of yield, if any, that is not tax exempt.

   The tax equivalent yield for the Funds below for the one month period ended July 31, 2003 was calculated according to the following formula:

TEY =    CY
     ----------
     (1-SITR)

Where:

                                  THE KANSAS          THE KANSAS INTERMEDIATE        THE NEBRASKA          THE OKLAHOMA
                                MUNICIPAL FUND            INSURED FUND              MUNICIPAL FUND        MUNICIPAL FUND
TEY    = Tax equivalent
         Yield                      6.63%                   4.55%                      6.61%                   5.87%
CY     = Current
         Yield                      3.87%                   2.66%                      3.84%                   3.39%
SITR   = Combined Federal
         and State Income
         tax rate*                 41.45%                  41.45%                     41.68%                  42.00%
--------------------------

* The calculations were based on the highest marginal federal and state tax rates for 2003.

   The tax equivalent yield for the 30-day period ended March 31, 2003 for the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund (the Predecessor Funds) was 3.87% and 3.61%, respectively. The Predecessor Funds were advised by FIA during this time.

DISTRIBUTION RATE

   The distribution return for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund, for the one-month period ending July 31, 2003, was 3.84%, 3.22%, 3.99% and 3.45%, respectively. A Fund's distribution return is computed by dividing the income per share by the number of days in the current month, and the quotient is multiplied by 360. The result is divided by average offering price during a 30 day period. The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution return may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   Accordingly, the distribution return for each Fund for the one-month period ending July 31, 2003, was calculated as follows:

DR   =   IPS(360)/30
         -----------
             POP
Where:

                                             THE KANSAS     THE KANSAS INSURED     THE NEBRASKA      THE OKLAHOMA
                                           MUNICIPAL FUND    INTERMEDIATE FUND    MUNICIPAL FUND    MUNICIPAL FUND
DR   = Distribution return                      3.84%              3.22%                 3.99%            3.45%
IPS   = Income per share                   $0.037862          $0.032522             $0.037615        $0.034175
POP = Public offering price per share         $11.84             $12.10                $11.30           $11.89

AVERAGE ANNUAL TOTAL RETURN

   Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission according to the following formula:

   P(1+T)n = ERV


Where:
   P    =   a hypothetical initial payment of $1,000

   T    =   average annual total return

   N    =   number of years

   ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), assuming reinvestment of all dividends and distributions

   Pursuant to the formula, the average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period reduced by the maximum sales charge in effect on that date and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   The following table reflects the average annual total return for each of the Funds below for the periods indicated:

AVERAGE ANNUAL TOTAL RETURN

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                              ---------------------------
                                         One Year1         Five Years1       Ten Years1       From Inception1&2
                                          Ended              Ended            Ended              Through
                                       July 31, 2003    July 31, 2003    July 31, 2003       July 31, 2003
The Kansas Municipal Fund                 -4.96%            2.27%              3.45%             4.87%
The Kansas Insured Intermediate Fund      -1.52%            3.00%              3.61%             4.15%
The Nebraska Municipal Fund               -5.02%            2.92%               N/A               3.75%
The Oklahoma Municipal Fund               -3.98%            2.97%               N/A               3.84%

---------------------

1 The return includes the effect of the maximum front-end sales load of 4.25% (2.75% with respect to The Kansas Insured Intermediate Fund).
2 The inception dates for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund are November 15, 1990, November 23, 1992, November 17, 1993, and September 25, 1996, respectively.

   The following table reflects the average annual total return of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund, Predecessor Funds to the Maine Municipal Fund and the New Hampshire Municipal Fund, respectively, for the periods indicated:

                                                  AVERAGE ANNUAL TOTAL RETURN1
                                     ------------------------------------------------------
                                     One Year2   Five Years2   Ten Years2   From Inception2
                                       Ended       Ended         Ended           Ended
                                      March 31,   March 31,     March 31,     March 31, 2003
                                       2003        2003          2003         (annualized)
Maine TaxSaver Bond Fund               3.94%        4.23%         5.13%           5.70%
New Hampshire TaxSaver Bond Fund       3.45%        4.09%         5.19%           5.20%
--------------------------

1   Past performance is not indicative of future performance.  In addition, the Predecessor Funds were advised by FIA, the previous adviser, during the periods set forth above.
2   The return includes the effect of the front-end sales load of 3.00%.

   All performance figures are based on historical results and are not intended to indicate future performance.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's options, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)n = ATVD

Where:
   P     =   a hypothetical initial payment of $1,000.

   T     =   average annual total return (after taxes on distributions).

   N     =   number of years.

   ATVD  =   ending value of a hypothetical $1,000 payment made at the
             beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

   Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)n = ATVDR

Where:
   P      =   a hypothetical initial payment of $1,000.

   T      =   average annual total return (after taxes on distributions and redemption).

   N      =   number of years.

   ATVDR  =   ending value of a hypothetical $1,000 payment made at the
              beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

TOTAL RETURN

   Cumulative total return reflects a Fund's performance over a stated period of time and is computed as follows:

TR = ERV - P
     -------
         P

Where:
   TR   =   Total return

   ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

   P    =   a hypothetical initial payment of $1,000

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Cumulative total returns may also be presented in advertising and sales literature taking into account the effect of sales charges. A Fund's shares are sold at net asset value plus a maximum sales charge set forth in the Funds' Prospectus.

   The following table shows the total return for the Funds below without including the effect of sales charges for the periods indicated.


FUNDS                                                        PERIOD                      TOTAL RETURN
The Kansas Municipal Fund                    November 15, 1990 - July 31, 2003              91.26%
The Kansas Insured Intermediate Fund         November 23, 1992 - July 31, 2003              58.80%
The Nebraska Municipal Fund                  November 17, 1993 - July 31, 2003              49.29%
The Oklahoma Municipal Fund                  September 25, 1996 - July 31, 2003             35.21%
-----------------------

*   Past performance is not necessarily an indication of future performance.

   The following table shows the total return for the Predecessor Funds as of the periods ending March 31, 2003:

                                    One Year1     Five Years1     Ten Years1
Maine TaxSaver Bond Fund             3.94%           4.23%          5.10%
New Hampshire TaxSaver Bond Fund     3.45%           4.09%          5.21%
-----------------------
1 During the periods indicated, the Predecessor Funds were advised by FIA, the previous adviser. The total return figures reflect the effect of sales charge.


   Calculation of taxable equivalent total return is also not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds.

   Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate). The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides the taxable equivalent total return expressed as a percentage.

   The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at net asset value, which may be more or less than original cost.

                          FINANCIAL STATEMENTS

   The audited financial statements for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund for their most recent fiscal year appear in such Funds' Annual Report. The audited financial statements for the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund (the Predecessor Funds) for the most recent fiscal years appear in such Predecessor Funds' Annual Report dated
March 31, 2003. The unaudited financial statements for the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund as of September 30, 2003 appear in such Predecessor Funds' most recent Semi-Annual Report. The financial statements from the foregoing Annual and Semi-Annual Reports are incorporated by reference herein. The Annual and Semi-Annual Reports accompany this Statement of Additional Information.

                           APPENDIX A
                     RATINGS OF INVESTMENTS
    Standard & Poor's Ratings Group-A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                       LONG TERM DEBT
    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does nor perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

      1. LIKELIHOOD OF DEFAULT-CAPACITY AND WILLINGNESS OF THE obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation;
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

    AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    SPECULATIVE GRADE RATING
    Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

    BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned in actual or implied 'BBB-' rating.

    B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

    CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

    C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

    L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

(    Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

    NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          MUNICIPAL NOTES

    An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

    SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3   Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                        COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-l' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

    A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B     Issues rated 'B' are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

    Moody's Investors Service, Inc.-A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                      LONG TERM DEBT

    Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations.
           Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con(..)Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

                 MUNICIPAL SHORT-TERM  LOANS
MIG 1/VMIG 1     This designation denotes best quality.  There is present
                 strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security
                 elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection
                  commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

      -Leading market positions in well-established industries.

      -High rates of return on Fund employed.

      -Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Duff & Phelps, Inc.-A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                     LONG TERM DEBT

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale.
Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

  Rating Scale                                Definition
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                 High credit quality.  Protection factors are strong.
AA                  Risk is modest, but may vary slightly from time to time
AA-                 because of economic conditions.

A+                  Protection factors are average but adequate.  However,
A                   risk factors are more variable and greater in periods
A-                  of economic stress.

BBB+                Below average protection factors but still considered
BBB                 sufficient for prudent investment. Considerable
BBB-                    variability in risk during economic cycles.

BB+                 Below investment grade but deemed likely to meet
BB                  obligations when due.  Present or prospective
BB-                 financial protection factors fluctuate according to
                    industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                  Below investment grade and possessing risk that
B                   obligations will not be met when due.  Financial
B-                  protection factors will fluctuate widely according
                    to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                  Preferred stock with dividend arrearages.

                      SHORT-TERM DEBT RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of Fund including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term Fund on an ongoing basis.

    The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and 'l-' (one minus) to assist investors in recognizing those differences.

    These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.


     Rating Scale                      Definition
                    HIGH GRADE

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of Fund, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
                    GOOD GRADE

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                    SATISFACTORY GRADE

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                    NON-INVESTMENT GRADE

D-4 Speculative investment characteristics. Liquidity is not sufficient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

RATING SCALE                    DEFINITION

                     DEFAULT

D-5 Issuer failed to meet scheduled principal and/or interest payments.

    Fitch IBCA, Inc.-A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


                          LONG TERM DEBT

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

    AAA   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

    A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

    BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C     Bonds are in imminent default in payment of interest or principal.

    DDD,  Bonds are in default on interest and/or principal payments.
    DD    Such bonds are extremely speculative and should be valued on the
    and   basis of their ultimate recovery value in liquidation or
    D reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                       SHORT-TERM RATINGS
    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-l+   Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1    Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

    F-2    Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-l' ratings.

    F-3    Fair Credit Quality Issues assigned this rating have
            characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

Part C.   Other Information
Item 23.  Exhibits:
          --------
   (a)     Agreement and Declaration of Trust for Registrant dated August 10,
1990. 1
   (b)     By-Laws of Registrant.1
   (c)     Specimen Certificate for The Kansas Municipal Fund.1
(d)(1)(a)  Management and Investment Advisory Agreement between Integrity
Money Management, Inc. ("Integrity") on behalf of The Kansas Municipal Fund.2
(d)(1)(b) Management and Investment Advisory Agreement between Registrant and Integrity on behalf of The Kansas Insured Intermediate Fund.2
(d)(1)(c) Management and Investment Advisory Agreement between Registrant and Integrity on behalf of The Nebraska Municipal Fund.2
(d)(1)(d) Management and Investment Advisory Agreement between Registrant and Integrity on behalf of The Oklahoma Municipal Fund.2
(d)(1)(e) Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the Maine Municipal Fund.2
(d)(1)(f) Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the New Hampshire Municipal Fund.2
(e)(1)(a) Distribution and Services Agreement between Registrant and Integrity Funds Distributor, Inc. (the "Distributor") on behalf of The Kansas Municipal Fund.3
(e)(1)(b) Distribution and Services Agreement between Registrant and the Distributor on behalf of The Kansas Insured Intermediate Fund.3
(e)(1)(c) Distribution and Services Agreement between Registrant and the Distributor on behalf of The Nebraska Municipal Fund.3
(e)(1)(d) Distribution and Services Agreement between Registrant and the Distributor on behalf of The Oklahoma Municipal Fund.3
(e)(1)(e) Distribution and Services Agreement between Registrant and the Distributor on behalf of the Maine Municipal Fund.2
(e)(1)(f) Distribution and Services Agreement between Registrant and the Distributor on behalf of the New Hampshire Municipal
Fund.2
   (e)(2)  Dealer Agreement.3
      (f)  Not applicable.

      (g) Custodian Agreement between Registrant and Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody on behalf of all Series.4
   (h)(1) Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series.2
   (h)(2) Accounting Services Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series.2
   (h)(3) Administration Services Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series.2
(i)(1)(a) Opinion and Consent of Chapman and Cutler for The Kansas Municipal Fund dated November 14, 1990.1
(i)(1)(b) Opinion and Consent of Chapman and Cutler for The Kansas Insured Intermediate Fund dated November 12, 1992.1
(i)(1)(c) Opinion and Consent of Chapman and Cutler for The Nebraska Municipal Fund dated November 16, 1993.1
(i)(1)(d)  Opinion and Consent of Chapman and Cutler dated September 25,
1996 for The Oklahoma Municipal Fund.5
(i)(1)(e) Opinion and Consent of Chapman and Cutler dated November 29, 1999 for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund (the "Original Series").1
(i)(1)(f) Opinion and Consent of Peter A. Quist dated November 29, 2000 for the Original Series.6
(i)(1)(g) Opinion and Consent of Gordon Dihle dated November 27, 2002 for the Original Series.7
(i)(1)(h)  Opinion and Consent of Chapman and Cutler LLP dated September 29,
2003.3
(i)(1)(i)  Opinion and Consent of Chapman and Cutler LLP.3
(j)(1)(a)  Consent of Brady, Martz & Associates, P.C.3
(j)(1)(b)  Consent of Deloitte & Touche LLP3
      (k)  Not Applicable.
      (l)  Subscription Agreement with Ranson.1
(m)(1)(a)  Shareholder Services Plan for the Kansas Municipal Fund.3
(m)(1)(b)  Shareholder Services Plan for the Nebraska Municipal Fund.3

(m)(1)(c)  Shareholder Services Plan for the Oklahoma Municipal Fund.3
(m)(1)(d)  Shareholder Services Plan for the Maine Municipal Fund.2
(m)(1)(e)  Shareholder Services Plan for the New Hampshire Municipal Fund.2
      (n)  Not applicable.
      (p)  Code of Ethics. 7



1 Incorporated by reference to post-effective amendment no. 43 filed on November 30, 1999 on Form N-1A for Registrant.

2 Incorporated by reference to post-effective amendment no. 49 filed on September 29, 2003 on Form N-1A for Registrant.

3   Filed herewith.

4 Incorporated by reference to post-effective amendment no. 45 filed on November 26, 2001 on Form N-1A for Registrant.

5 Incorporated by reference to post-effective amendment no. 25 filed on September 25, 1996 on Form N-1A for Registrant.

6 Incorporated by reference to post-effective amendment no. 44 filed on November 29, 2000 on Form N-1A for Registrant.

7 Incorporated by reference to post-effective amendment no. 47 filed on November 27, 2002 on Form N-1A for Registrant

To the best of Registrant's knowledge, as of December 10, 2003, no person is either directly or indirectly controlled by or under common control with Registrant.

ITEM 25.   INDEMNIFICATION.
           ----------------

   The following is a summary of the rights of indemnification set forth in the Agreement and Declaration of Trust of Registrant (see Exhibit 1). Article VIII of the Agreement and Declaration of Trust of Registrant provides generally that any person who is or has been a Trustee or officer of Registrant (including persons who serve at the request of Registrant as directors, Trustees, or officers of another organization and including persons who served as officers and directors of the Registrant) shall be indemnified by Registrant to the fullest extent permitted by law against liabilities and expenses reasonably incurred by such person in connection with any claim, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, or officer and against amounts incurred in settlement thereof. It is further provided in such Agreement and Declaration of Trust that no indemnification shall be provided in the event that it is determined that such person was engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or that such person did not act in good faith in the reasonable belief that his action was in the best interests of Registrant. In the event of a settlement or other disposition not involving a final determination of the foregoing matters by a court or other body, no indemnification shall be provided unless such determination is made by a vote of a majority of the Disinterested Trustees acting on the matter or a written opinion of independent legal counsel. The right to indemnification as so provided may be insured against by policies maintained by the Registrant and shall continue as to any person who has ceased to be a Trustee or officer of Registrant.

   Expenses of preparation and presentation of a defense by a person claiming indemnification may be advanced by Registrant provided generally that such person undertakes to repay any such advances if it is ultimately determined that he is not entitled to indemnification and provided that either such undertaking is secured by appropriate security or a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion determines that there is reason to believe that such person ultimately will be found entitled to indemnification.

   The Agreement and Declaration of Trust provides further that in the event that any shareholder or former shareholder shall be found to be personally liable solely by reason of his being a shareholder and not because of acts or omissions of such person, such shareholder shall be entitled, out of assets of the Registrant, to be indemnified against all loss and expense arising from such liability (provided there is no liability to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of shares or for losses suffered by reason of any changes in value of any of Registrant's assets).

   The Agreement and Declaration of Trust (Article IV, Section 2 (o)) provides specifically that the Trustees have the power to purchase and pay for insurance out of assets of Registrant as they deem necessary or appropriate for the conduct of its business including policies insuring shareholders, Trustees, officers, employees, agents, investment managers, principal underwriters, or independent contracts or Registrant against claims or liabilities arising by reason of such persons holding or having held any such office or position with Registrant or by reason of any action alleged to have been taken or omitted by such person in such office or position including any action taken or omitted that may be determined to constitute negligence whether or not the Registrant would have the power to indemnify such person against such liability.

   The provisions with respect to indemnification in the Agreement and Declaration of Trust of Registrant do not affect any rights of indemnification that persons other than those specifically covered may have whether under contract or otherwise under law.

   In addition to the foregoing, the distribution and services agreements with the Funds' Distributor provide that the respective fund will indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder or other information filed or made public by the respective fund (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the applicable fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the fund by or on behalf of the Distributor. In no case (i) is the indemnity of the fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the applicable distribution and services agreement, or (ii) is the fund to be liable under its indemnity agreement contained in Section 8 of the distribution and services agreement with respect to any claim made against the Distributor or any person (or after the Distributor or the person shall have received notice or service on any designated agent). However, failure to notify the respective fund of any claim shall not relieve the fund from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in Section 8 of the respective distribution and services agreement. The applicable fund shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any claims, but if the fund elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor or persons or defendant or defendants in the suit. In the event, the applicable fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or Trustees or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the respective fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The applicable fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the shares of the respective fund.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of Registrant's Agreement and Declaration of Trust, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) as asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser.
           -----------------------------------------------------

   Integrity Money Management, Inc. (the "Adviser") managed the Registrant and serves as investment adviser to other open-end investment companies. Unless otherwise indicated below, the principal business address for these investment companies and the persons named below is 1 North Main Street, Minot, North Dakota 58703.

   The names of the directors and officers of the Adviser and their businesses, professions, vocations, and employment during the past two fiscal years, either for their own account or as directors, officers, employees, partners or Trustees, are as follows:

                 (1)                      (2)                                      (3)
                                                                     OTHER BUSINESS PROFESSION
     NAME AND PRINCIPAL         AFFILIATION WITH                            VOCATION OR
      BUSINESS ADDRESS         INVESTMENT ADVISER                       EMPLOYMENT CONNECTION
Peter A. Quist                 Director, Vice President              Director and Vice President,
1 North Main                   and Secretary                         Integrity Mutual Funds, Inc. (formerly
Minot, ND 58703                                                      known as ND Holdings, Inc.); Director,
                                                                     Vice President and Secretary, Integrity
                                                                     Money Management, Inc., ND Capital, Inc.,
                                                                     Integrity Services, Inc., ND Tax-Free Fund,
                                                                     Inc., ND Insured Income Fund, Inc.
                                                                     (November 1990 to August 1999), Montana
                                                                     Tax-Free Fund, Inc., South Dakota Tax-Free
                                                                     Fund, Inc., Integrity Fund of Funds, Inc.,
                                                                     Integrity Small-Cap Fund of Funds, Inc.
                                                                     (September 1998 to June 2003), Integrity
                                                                     Funds Distributor, Inc. (formerly known as
                                                                     Ranson Capital Corporation); Vice President
                                                                     and Secretary, Integrity Managed Portfolios
                                                                     (since January 1996) and Integrity Funds
                                                                     (since May 2003); Director, ARM Securities
                                                                     Corporation (May 2000 to June 2003).


                 (1)                      (2)                                      (3)
                                                                     OTHER BUSINESS PROFESSION
     NAME AND PRINCIPAL         AFFILIATION WITH                            VOCATION OR
      BUSINESS ADDRESS         INVESTMENT ADVISER                       EMPLOYMENT CONNECTION
Robert E. Walstad              Director, President, CEO              Director (since September 1987), President
1 North Main                   and Treasurer                         (September 1987 to October 2001 and
Minot, ND 58703                                                      September 2002 to May 2003), Integrity
                                                                     Mutual Funds, Inc. (formerly known as ND
                                                                     Holdings, Inc.); Director, President and
                                                                     Treasurer, Integrity Money Management,
                                                                     Inc., ND Capital, Inc., Integrity Fund
                                                                     Services, Inc., ND Tax-Free Fund, Inc.,
                                                                     ND Insured Income Fund, Inc. (November
                                                                     1990 to August 1999), Montana Tax-Free
                                                                     Fund, Inc., South Dakota Tax-Free Fund,
                                                                     Inc., Integrity Fund of Funds, Inc.,
                                                                     and Integrity Small-Cap Fund of Funds,
                                                                     Inc. (September 1998 to June 2003);
                                                                     Trustee, Chairman, President and Treasurer,
                                                                     Integrity Managed Portfolios; The Integrity
                                                                     Funds (since May 2003), Director,
                                                                     President, CEO and Treasurer, Integrity
                                                                     Funds Distributor, Inc. (formerly Ranson
                                                                     Capital Corporation); Director (October
                                                                     1999 to June 2003), and President (October
                                                                     1999 to October 2001), Magic Internet
                                                                     Services, Inc.; Director (since May 2000),
                                                                     President (May 2000 to October 2001) ARM
                                                                     Securities Corporation; Director,
                                                                     President, CEO and Chairman, Capital
                                                                     Financial Services, Inc. (since January 2002).

ITEM 27.   PRINCIPAL UNDERWRITERS.
             -----------------------
   (a) Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) acts as principal underwriter for the Integrity Funds.
   (b) The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 20.

(1)                                               (2)                                       (3)
NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH                  POSITIONS AND OFFICES
BUSINESS ADDRESS                      RANSON CAPITAL CORPORATION                     WITH REGISTRANT
Peter A. Quist                        Director, Vice President, and             Vice President and Secretary
1 North Main                          Secretary
Minot, ND  58703

Robert E. Walstad                     Director, President, CEO, and             Trustee, Chairman, President,
1 North Main                          Treasurer                                 and Treasurer
Minot, ND  58703

   (c)   Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
          ---------------------------------

   Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as Registrant's Custodian and will maintain all records related to that function. Integrity Fund Services, Inc. (formerly known as ND Resources, Inc.) ("Integrity Fund Services"), serves as Registrant's transfer agent and maintains all records related to that function. Integrity Fund Services also serves as Registrant's accounting service agent and maintains all records related to that function. Integrity Money Management, Inc. serves as Registrant's investment adviser and Integrity Funds Distributor, Inc. serves as Registrant's principal underwriter and maintain all records related to those functions, respectively. Registrant maintains all of its corporate records. The address of each of the foregoing (other than the custodian) is 1 North Main, Minot, North Dakota 58703.

ITEM 29.   MANAGEMENT SERVICES.

   Not applicable.

ITEM 30.   UNDERTAKINGS.

   Not applicable.

                                Signatures
   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-effective Amendment No. 50 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 19th day of December, 2003.

Integrity Managed Portfolios

By  /s/ Robert E. Walstad
   ----------------------
Robert E. Walstad
President

   Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on December 19, 2003.

Lynn W. Aas
Trustee
                                       By   /s/ Robert E. Walstad
Orlin W. Backes                            ----------------------
Trustee                                    Robert E. Walstad
                                           Attorney-in-Fact
                                           December 19, 2003

R. James Maxson
Trustee


/s/ Robert E. Walstad
---------------------
Robert E. Walstad
Trustee, Chairman of the Board,            December 19, 2003
President,  and Treasurer

   An original power of attorney authorizing Robert E. Walstad to execute any amendment to this Registration Statement for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and filed with the Securities and Exchange Commission with post-effective amendment no. 47 to the Registration Statement.

EXHIBITS

(e)(1)(a) Distribution and Services Agreement between Registrant and Integrity Funds Distributor, Inc.( the "Distributor") on behalf of The Kansas Municipal Fund.
(e)(1)(b) Distribution and Services Agreement between Registrant and the Distributor on behalf of The Kansas Insured Intermediate Fund.
(e)(1)(c) Distribution and Services Agreement between Registrant and the Distributoron behalf of The Nebraska Municipal Fund.
(e)(1)(d) Distribution and Services Agreement between Registrant and the Distributoron behalf of The Oklahoma Municipal Fund.
   (e)(2)  Dealer Agreement.
i)(1)(h)  Opinion and Consent of Chapman and Cutler LLP dated September 29,
2003.
(i)(1)(i)  Opinion and Consent of Chapman and Cutler LLP.
(j)(1)(a)  Consent of Brady, Martz & Associates, P.C.
(j)(1)(b)  Consent of Deloitte & Touche LLP
(m)(1)(a)  Shareholder Services Plan for the Kansas Municipal Fund.
(m)(1)(b)  Shareholder Services Plan for the Nebraska Municipal Fund.
(M)(1)(C)  SHAREHOLDER SERVICES PLAN FOR THE OKLAHOMA MUNICIPAL FUND.